DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 OFFICE LEASE AGREEMENT BY AND BETWEEN COLUMBIA REIT — UNIVERSITY CIRCLE, LP. a Delaware limited partnership I AND FINJAN HOLDINGS, INC. 3 Delaware corporation University Circle East Palo Alto, California 94303 WESTQS 1 262358,]! 3844774104056

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 TABLE OF CONTENTS Page ARTICLE I SPECIAL DEFINITIONS .............................................................................. I ARTICLE 11 PREMISES ......................................................................................................3 ARTICLE III TERM ............................................................................................................. 4 ARTICLE IV BASE RENT .................................................................................................. 4 ARTICLE V OPERATING CHARGES AND REAL ESTATE TAXES ............................ 6 ARTICLE VI USE OF PREMISES ........................................................................................7 ARTICLE VII ASSIGNMENTAND SUBLETTING ...... 10 ARTICLE VIII MAINTENANCE AND REPAIRS. ARTICLE IX ALTERATIONS .................................. ARTICLE X SIGNS ............................................................................................................ 18 ARTICLE XI SECURITY DEPOSIT .................................................................................. 18 ARTICLE XII INSPECTION .............................................................................................. 21 ARTICLE XIII INSURANCE................................................................................................ 21 ARTICLE XIV SERVICES AND UTILITIES .......................................................................24 ARTICLE XV LIABILITY OF LANDLORD .......................................................................26 ARTICLE XVI RULES ................................................. ARTICLE XVII DAMAGE OR DESTRUCTION. ARTICLE XVIII CONDEMNATION ............................. ARTICLE XIX DEFAULT .....................................................................................................30 ARTICLE XX BANKRUPTCY ............................................................................................33 ARTICLE XXI SUBORDINATION.......................................................................................34 ARTICLE XXII HOLDING OVER .........................................................................................35 ARTICLE XXIII COVENANTS OF LANDLORD .................................................................. 36 ARTICLE XXIV PARKING......................................................................................................36 ARTICLE XXV GENERAL PROVISIONS ............................................................................37 .i. WEST\28126235811 384-1777004056

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TABLE OF CONTENTS
(continued)

Page

RIDER 1 - General Definitions

EXHIBIT A — Plan Showing Premises

EXHIBIT B — Work Agreement

EXHIBIT C — Rules and Regulations

EXHIBIT D — Certificate Affirming the Lease Commencement Date

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DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 OFFICE LEASE AGREEMENT THIS OFFICE LEASE AGREEMENT (this "‘Lease”) is dated as of the 5th day ofJuly, 7 2018, by and between COLUMBIA REIT UNIVERSITY CIRCLE, LP, a Delaware limited partnership (“Landlord”), and FINJAN HOLDINGS, INC. a Delaware corporation (“Tenant”), ARTICLE I SPECIAL DEFINITIONS 1.1 Lease Commencement Date: October I, 2018. 1.2 Base Rent: the annual amount payable as set forth in the following table: Lease Year Monthly Installment* Annual Installmen�‘ 10/1/18to 9/30/19** $61,755.00 $741,060.00 10/1/19 to 9/30/20 $63,895.84 $766,750.08 10/1/20 to 9/30/21 $66,119.02 $793,428.24 10/1/21 to 9/30/22 $68,506.88 $822,082.56 10/1/22 to 6/30/23 $70,894.74 $638,052.66 >“Based on twelve (12) full calendar months. Pro—rated for any partial years or months during the Lease Term. MTenant's obligation to pay Base Rent with respect to the Premises during the initial �rst (151) month of the Lease Term shall be subject to the terms and conditions of Section 4.5 ofthis Lease. l .3 [Intentionally Omitted]. 1.4 Broker(s): Newmark Cornish & Carey (“Landlord’s Broker”); and Cushman & Wake�eld ofCalifomia. Inc. (“Tenant’s Broker”). 1.5 Building: The building commonly known as 2000 University Avenue, located in East Palo Alto, California and containing approximately 146,452 square feet of total rentable area (“Total Area”), which includes the entirety of the of�ce and commercial space of the Building. 1.6 Building Hours: 7:00 am. to 6:00 pm. (except the hours for HVAC will be 7:00 am. to 7:00 pm.) Monday through Friday (excluding Holidays) and 8:00 am. to 1:00 pm. on Saturday (excluding Holidays). Landlord requests that Tenant advise Landlord in advance when Building services are needed on Saturdays so that Landlord may conserve energy if services are not required. 1.7 Expiration Date: 11:59 pm. (local time at the Building) on the last day of the �fty-seventh (5 7th) month following the Lease Commencement Date. 1.8 [Intentionally Omitted]. wusrusuozsss 11 3344777004055 1

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1.9 **Holidays**: New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day (and the day after Thanksgiving) and Christmas Day and any additional holidays commonly recognized by the U.S. Federal Government.

1.10 **Improvements Allowance**: $123,510 (the product of Fifteen Dollars ($15.00) multiplied by the rentable area of the Premises).

1.11 **Landlord Notice Address**: c/o Columbia Property Trust, 650 California Street, Suite 200, San Francisco, California 94108, Attention: Asset Manager of West Region.

1.12 **Landlord Payment Address**:

Via Mail
Columbia REIT – University Circle, L.P.
P.O. Box 100730
Pasadena CA 91189-0730

Via Overnight Delivery
JPMorgan Chase
2710 Media Center Drive, Building 6, Suite # 120
Los Angeles, CA 90065
Attn: Columbia REIT - University Circle, L.P. #100730

Via Wire
Bank Name – J.P. Morgan Chase
Bank Address – 270 Park Avenue, New York, NY 10017
ABA #021000021 Wires & ACH
Swift Code (International Wires): CHASU33
Account Name – Columbia REIT – University Circle, L.P.
Account # 230 531 954
REF: To be provided by Tenant

At Landlord's option upon at least thirty (30) days written notice, Tenant shall make all payments by means of electronic transfer of funds or in such other customary and standard manner as Landlord may from time to time specify in writing.

1.13 **Lease Commencement Date**: October 1, 2018.

1.14 **Lease Term**: Fifty-seven (57) months, subject to Section 3.1.

1.15 **[Intentionally Omitted].**

1.16 **[Intentionally Omitted].**

1.17 **Parking Space Allotment**: The right to park, on an unreserved and nonexclusive basis, up to twenty-five (25) passenger automobiles.

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1.18 **Premises**: Suite 600 which is deemed to contain eight thousand two hundred thirty-four (8,234) square feet of rentable area located on a portion of the sixth (6th) floor of the Building, as more particularly designated on Exhibit A.

1.19 **[Intentionally Omitted].**

1.20 **Security Deposit Amount**: Two Hundred Twelve Thousand Six Hundred Eighty-Four and 22/100 dollars ($212,684.22).

1.21 **Tenant Notice Address**: The Premises.

1.22 **Tenant's Proportionate Share**: 5.62% for Operating Charges and Real Estate Taxes.

ARTICLE II

PREMISES

2.1 Tenant leases the Premises from Landlord for the term and upon the conditions and covenants set forth in this Lease. Except as may otherwise be expressly provided in this Lease, the lease of the Premises does not include the right to use the roof, mechanical rooms, electrical closets, janitorial closets, telephone rooms, parking areas or non-common or non-public areas of any portion of the Building, whether or not any such areas are located within the Premises. However, Tenant shall have the non-exclusive right to use: (1) the plenums, risers, electrical closets, telephone rooms, ducts or pipes on or serving the floor on which the Premises are located (other than those installed for another tenant's exclusive use and provided Tenant shall have such utilization in no greater proportion than the ratio by which the square feet of rentable area in the Premises compares to the square feet of rentable area in the Building) in accordance with plans and specifications to be approved by Landlord in its sole discretion; (2) the Parking Facility in accordance with Article XXIV; and (3) any mechanical rooms, electrical closets and telephone rooms located within the Premises, for the purpose for which they were intended, but only with Landlord's prior consent (except to the extent that such rooms and closets contain no system, wiring or other item related to either the Building Structure and Systems or to a structure or system of any tenant or occupant other than Tenant, in which case no such prior consent of Landlord shall be required for use by Tenant's on-site, properly licensed and trained technicians) and strictly in accordance with Landlord's rules, regulations and requirements in connection therewith that are of general applicability to tenants of the Building; provided, however, that (i) Landlord consents to Tenant's continued use of the riser room that is located within the Premises as Tenant's server room, and (ii) any use of such room by Landlord or any other tenants of the Building shall be subject to Tenant's reasonable security requirements, and shall not interfere or otherwise adversely affect Tenant's operations in such room.

2.2 The Premises are located in the Building described in Article I, which is located on certain real property (the "**Property**") owned by Landlord. The Building and certain other office buildings (including the Building, the "**Office Buildings**") and the property on which the same are located are a part mixed-use development located in East Palo Alto, including office

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and hotel uses, commonly known as University Circle (the "**Project**"), which includes certain buildings and property not owned by Landlord. This Lease and Tenant's use of the common areas of the Project, including parking, is subject to the terms of the First Amended and Restated Declaration of Covenants, Easements and Restrictions for the Project dated October 30, 2002, as amended by the Amendment to First Amended and Restated Declaration of Covenants, Easements and Restrictions for University Circle recorded on March 29, 2005 in the Official Records of the County of San Mateo and as the same may be reasonably amended from time to time (collectively, "**CC&Rs**").

ARTICLE III

TERM

3.1 All of the provisions of this Lease shall be in full force and effect from and after the date first above written. The Lease Term shall commence on the Lease Commencement Date and expire at 11:59 P.M. on the Lease Expiration Date. If the Lease Commencement Date is not the first day of a month, then the Lease Term shall be the period set forth in Section 1.14 plus the partial month in which the Lease Commencement Date occurs. The Lease Term shall also include any properly exercised renewal or extension of the term of this Lease.

3.2 Promptly after the Lease Commencement Date is ascertained, Landlord and Tenant shall execute the certificate attached to this Lease as Exhibit D. Failure to execute said certificate shall not affect the commencement or expiration of the Lease Term.

3.3 Tenant is currently in possession of the Premises pursuant to a sublease that Tenant has with the current tenant of the Premises, Tribune Media Company, a Delaware corporation, and the parties anticipate that Tenant will still be in possession of the Premises under such sublease on the Lease Commencement Date. Tenant's retention of possession of the Premises shall be deemed delivery of the Premises for purposes of this Lease. Landlord hereby waives any restoration obligations that Tribune Media Company may have under its current master lease with Landlord for the Premises (the "**Master Lease**"). If for any reason the Master Lease is terminated prior to the Lease Commencement Date through no fault of Tenant, then the Lease Commencement Date for this Lease shall be accelerated to the date that the Master Lease has been terminated and Tenant shall be allowed to retain possession of the Premises upon all of the terms and conditions of this Lease, except the Base Rent schedule for the first time period in Section 1.2 shall be expanded to cover the period from the Lease Commencement Date until September 30, 2019 and all other periods in the Base Rent schedule stay the same.

ARTICLE IV

BASE RENT

4.1 From and after the Lease Commencement Date, Tenant shall pay the Base Rent in equal monthly installments in advance on the first day of each month during a Lease Year.

4.2 Concurrently with Tenant's execution of this Lease, Tenant shall pay an amount equal to one (1) monthly installment of the Base Rent payable during the first Lease Year, which

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amount shall be credited toward the monthly installment of Base Rent payable for the first full calendar month of the Lease Term for which Base Rent is due. If the Lease Commencement Date is not the first day of a month, then the Base Rent from the Lease Commencement Date until the first day of the following month shall be prorated on a per diem basis at the rate of one thirtieth (1/30th) of the monthly installment of the Base Rent payable during the first Lease Year, and Tenant shall pay such prorated installment of the Base Rent on the Lease Commencement Date.

4.3 All sums payable by Tenant under this Lease shall be paid to Landlord in legal tender of the United States, without setoff, deduction or demand, at the Landlord Payment Address, or to such other party or such other address as Landlord may designate in writing. Landlord's acceptance of rent after it shall have become due and payable shall not excuse a delay upon any subsequent occasion or constitute a waiver of any of Landlord's rights hereunder. If any sum payable by Tenant under this Lease is paid by check which is returned due to insufficient funds, stop payment order, or otherwise, then: (a) such event shall be treated as a failure to pay such sum when due; and (b) in addition to all other rights and remedies of Landlord hereunder, Landlord shall be entitled (i) to impose a returned check charge of Fifty Dollars ($50.00) to cover Landlord's administrative expenses and overhead for processing, and (ii) to require that all future payments be remitted by wire transfer, money order, or cashier's or certified check for the next one-year period.

4.4 Landlord and Tenant agree that no rental or other payment for the use or occupancy of the Premises is or shall be based in whole or in part on the net income or profits derived by any person or entity from the Building or the Premises. Tenant will not enter into any sublease, license, concession or other agreement for any use or occupancy of the Premises which provides for a rental or other payment for such use or occupancy based in whole or in part on the net income or profits derived by any person or entity from the Premises so leased, used or occupied. Nothing in the foregoing sentence, however, shall be construed as permitting or constituting Landlord's approval of any sublease, license, concession, or other use or occupancy agreement not otherwise approved by Landlord in accordance with the provisions of Article VII.

4.5 Provided that no Event of Default has occurred and is then continuing, then during the initial first (1st) month of the Lease Term (the "**Rent Abatement Period**"), Tenant shall not be obligated to pay any Base Rent otherwise attributable to the Premises during such Rent Abatement Period (the "**Rent Abatement**"). Landlord and Tenant acknowledge that the aggregate amount of the Rent Abatement equals $61,755.00. Tenant acknowledges and agrees that the foregoing Rent Abatement has been granted to Tenant as additional consideration for entering into this Lease, and for agreeing to pay the rental and performing the terms and conditions otherwise required under this Lease. If Tenant shall be in default under this Lease, and shall fail to cure such default within the notice and cure period, if any, permitted for cure pursuant to terms and conditions of the Lease and this Lease is terminated based on such default, then the unamortized dollar amount of the Rent Abatement (assuming the Rent Abatement amount is amortized on a straight-line basis over the Lease Term) shall become immediately due and payable to Landlord as additional rent hereunder.

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DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 ARTICLE V OPERATING CHARGES AND REAL ESTATE TAXES 5,1 For purposes ofthis Article V, the term “Building” shall be deemed to include the Land, the roofofthe Building and any physical extensions therefrom, any driveways, sidewalks, landscaping, alleys and parking facilities in the Building or on the Land, and all other areas, facilities, improvements and appurtenances relating to any of the foregoing. 1f the Building is operated as part of a complex of buildings or in conjunction with other buildings or parcels of land, Landlord shall prorate the common expenses and costs with respect to each such building or parcel ofland in its sole but reasonablejudgment. 5.2 (a) From and after the Lease Commencement Date, Tenant shall pay as additional rent Tenant’s Proportionate Share of Operating Charges for each calendar year falling entirely or partly within the Lease Term. Tenant’s Proportionate Share with respect to Operating Charges set forth in Articlel has been calculated to be that percentage which is equal to a fraction, the numerator of which is the number of square feet of rentable area in the Premises as set forth in Section 1.20, and the denominator of which is the number of square feet of Total Area in the Building. (b) [fthe average occupancy rate for the Building during any calendar year is less than one hundred percent (100%), or if any tenant is separately paying for (or does not require) electricity, janitorial or other utilities or services furnished to its premises, then Landlord shall include in Operating Charges for such year all additional expenses, as reasonably estimated by Landlord, which would have been incurred during such year if such average occupancy rate had been one hundred percent (100%) and if Landlord paid for such utilities or services furnished to such premises. (c) Tenant shall make estimated monthly payments to Landlord on account of Tenant’s Proportionate Share of Operating Charges. At the beginning of each calendar year after the Lease Commencement Date, Landlord shall submit a reasonably detailed written statement setting forth Landlord’s reasonable estimate of Tenant’s Proportionate Share thereof. Tenant shall pay to Landlord on the first day of each month following receipt of such statement, until Tenant’s receipt of the succeeding annual statement, an amount equal to one twelfth (1/12) of each such share (estimated on an annual basis without proration pursuant to Section 5.4). Not more than twice during any calendar year, Landlord may revise Landlord’s estimate and adjust Tenant’s monthly payments to reflect Landlord’s revised estimate. Within one hundred twenty (120) days after the end of each calendar year, or as soon thereafter as is feasible, Landlord shall submit a Reconciliation Statement for Operating Charges. If such Reconciliation Statement indicates that the aggregate amount of such estimated payments exceeds Tenant’s actual liability, then Landlord shall credit the net overpayment toward Tenant’s next installment(s) of rent due under this Lease, or. if the Lease Term has expired or will expire before such credit can be fully applied, or if Tenant is not otherwise liable to Landlord for further payment. Landlord shall reimburse Tenant for the amount of such overpayment within thirty (30) days. If such statement indicates that Tenant’s actual \\’EST\281262358. l l 384-177-004056 6

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liability exceeds the aggregate amount of such estimated payments, then Tenant shall pay the amount of such excess as additional rent.

5.3 (a) From and after the Lease Commencement Date, Tenant shall pay as additional rent Tenant's Proportionate Share of Real Estate Taxes. Tenant's Proportionate Share with respect to Real Estate Taxes set forth in Article I has been calculated to be that percentage which is equal to a fraction, the numerator of which is the number of square feet of rentable area in the Premises as set forth in Article I above, and the denominator of which is the number of square feet of Total Area in the Building. Tenant shall not initiate or participate in any contest of Real Estate Taxes without Landlord's prior written consent.

(b) Tenant shall make estimated monthly payments to Landlord on account of Tenant's Proportionate Share of Real Estate Taxes. At the beginning of each calendar year after the Lease Commencement Date, Landlord shall submit a reasonably detailed written statement setting forth Landlord's reasonable estimate of Tenant's Proportionate Share thereof. Tenant shall pay to Landlord on the first day of each month following receipt of such statement, until Tenant's receipt of the succeeding annual statement, an amount equal to one twelfth (1/12) of such share (estimated on an annual basis without proration pursuant to Section 5.4). Not more than twice during any calendar year, Landlord may revise Landlord's estimate and adjust Tenant's monthly payments to reflect Landlord's revised estimate. Within one hundred twenty (120) days after the end of each calendar year, or as soon thereafter as is feasible, Landlord shall submit a Reconciliation Statement for Real Estate Taxes showing (1) Tenant's Proportionate Share of the Real Estate Taxes incurred during the preceding calendar year, and (2) the aggregate amount of Tenant's estimated payments made during such year. If such Reconciliation Statement indicates that the aggregate amount of such estimated payments exceeds Tenant's actual liability, then Landlord shall credit the net overpayment toward Tenant's next installment(s) of rent due under this Lease, or, if the Lease Term hereof has expired or will expire before such credit can be fully applied, or if Tenant is not otherwise liable for further payment, Landlord shall reimburse Tenant for the amount of such overpayment within thirty (30) days. If such statement indicates that Tenant's actual liability exceeds the aggregate amount of such estimated payments, then Tenant shall pay the amount of such excess as additional rent.

5.4 If the Lease Term commences or expires on a day other than the first day or the last day of a calendar year, respectively, then Tenant's liabilities pursuant to this Article for such calendar year shall be apportioned by multiplying the respective amount of Tenant's Proportionate Share thereof for the full calendar year by a fraction, the numerator of which is the number of days during such calendar year falling within the Lease Term, and the denominator of which is three hundred sixty five (365).

ARTICLE VI

USE OF PREMISES

6.1 Tenant shall use and occupy the Premises solely for general (non-medical and non-governmental) office purposes compatible with first class office buildings in the Building's

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submarket, and for no other use or purpose. Tenant shall not use or occupy the Premises for any unlawful purpose, or in any manner that will violate the certificate of occupancy for the Premises or the Building, or that will constitute waste, nuisance or unreasonable annoyance to Landlord or any other tenant or user of the Building, or in any manner that will increase the number of parking spaces required for the Building or its full occupancy as required by law. Landlord at its expense (subject to reimbursement pursuant to Article V, if and to the extent permitted thereby) shall comply with all Laws to the extent the same apply directly to the Building Structure and Systems and Common Areas as a whole. Tenant shall comply with all Laws concerning the use, occupancy and condition of the Premises and all machinery, equipment, furnishings, fixtures and improvements therein, all in a timely manner at Tenant's sole expense. If any Law requires a use permit or license for the operation of the business conducted by Tenant, then Tenant shall obtain and keep current such permit or license at Tenant's expense and shall promptly deliver a copy thereof to Landlord. Without limiting the generality of any of the foregoing: Tenant, at its expense, shall install and maintain fire extinguishers and other fire protection devices as may be required with respect to Tenant's use of the Premises from time to time by any agency having jurisdiction thereof and/or the underwriters insuring the Building; and Tenant at its sole cost and expense shall be solely responsible for taking any and all measures which are required to comply with the ADA within the Premises (including suite entry doors and related items) and the business conducted therein. Any Alterations made or constructed by or for Tenant for the purpose of complying with the ADA or which otherwise require compliance with the ADA shall be done in accordance with this Lease; provided, that Landlord's consent to such Alterations shall not constitute either Landlord's assumption, in whole or in part, of Tenant's responsibility for compliance with the ADA, or representation or confirmation by Landlord that such Alterations comply with the provisions of the ADA. Notwithstanding the foregoing or anything to the contrary contained herein, Tenant shall have no obligation to construction any Alterations to the Premises or Building that are required by the ADA or any other applicable Law unless such compliance is necessitated as a result of (i) Tenant's particular and use of the Premises (as opposed to office uses by tenants in general), (ii) any Alterations to the Premises made by Tenant, or (iii) any Event of Default by Tenant. Use of the Premises is subject to all covenants, conditions and restrictions of record. Tenant shall not use any space in the Building or the Land for the sale of over-the-counter goods to the public at large or for the sale at auction of goods or property of any kind. Tenant shall not conduct any operations, sales, promotions, advertising or special events outside the Premises, in the Building or on the Land.

6.2 For purposes of Section 1938(a) of the California Civil Code, Landlord hereby discloses to Tenant, and Tenant hereby acknowledges, that neither the Building nor the Premises has undergone inspection by a Certified Access Specialist ("**CASp**") (defined by California Civil Code Section 55.52). Pursuant to California Civil Code Section 1938, Tenant is hereby notified that a CASp can inspect the Premises and determine whether the Premises complies with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the Premises, Landlord may not prohibit Tenant from obtaining a CASp inspection of the Premises for the occupancy of the Tenant, if requested by Tenant. Landlord and Tenant shall mutually agree on the arrangements for the time and manner of any CASp inspection, the payment of the fee for the CASp inspection and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the Premises. If Tenant requests to perform a CASp inspection of the Premises, Tenant shall, at its cost, retain a CASp approved by Landlord (provided that Landlord may designate the CASp,

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at Landlord's option) to perform the inspection of the Premises at a time agreed upon by the parties. Tenant shall provide Landlord with a copy of any report or certificate issued by the CASp (the "**CASp Report**"). Landlord and Tenant agree that any modifications necessary to correct violations of construction related accessibility standards identified in any CASp Report requested by Tenant shall be the responsibility of Tenant. Tenant agrees to keep the information in the CASp Report confidential except as necessary for the Tenant to complete such modifications.

6.3 Tenant shall pay before delinquency any business, rent or other taxes or fees that are now or hereafter levied, assessed or imposed upon Tenant's use or occupancy of the Premises, the conduct of Tenant's business at the Premises, or Tenant's equipment, fixtures, furnishings, inventory or personal property. If any such tax or fee is enacted or altered so that such tax or fee is levied against Landlord or so that Landlord is responsible for collection or payment thereof, then Tenant shall pay as additional rent the amount of such tax or fee.

6.4 Tenant shall not allow, cause or permit any Hazardous Materials to be generated, used, treated, released, stored or disposed of in or about the Building or the Land, provided that Tenant may use and store normal and reasonable quantities of standard cleaning and office materials in the Premises as may be reasonably necessary for Tenant to conduct normal general office use operations in the Premises so long as such materials are properly, safely and lawfully stored and used by Tenant and the quantity of same does not equal or exceed a "reportable quantity" as defined in 40 C.F.R. 302 and 305, as amended. At the expiration or earlier termination of this Lease, with respect to conditions existing on account of the introduction by Tenant or any Agent of Tenant of any Hazardous Materials into the Premises(it being understood that the terms of this Section shall not impose upon Tenant any obligation to remove Hazardous Materials which were not introduced into the Premises by Tenant or any Agent of Tenant, unless such condition is knowingly aggravated as a result of Tenant's use or occupancy of the Premises), Tenant shall surrender the Premises to Landlord free of Hazardous Materials introduced by Tenant or any Agent of Tenant and any removal thereof by Tenant shall be accomplished in compliance with all Environmental Laws. Tenant shall: (i) give Landlord immediate verbal and follow up written notice of any actual or threatened Environmental Default with respect to conditions existing on account of Tenant's use or occupancy of the Premises, which Environmental Default Tenant shall cure in accordance with all Environmental Laws and only after Tenant has obtained Landlord's prior written consent, which shall not be unreasonably withheld, conditioned or delayed; and (ii) promptly deliver to Landlord copies of any notices or other items received by Tenant from or submitted by Tenant to any governmental or quasi-governmental agency, or any claim instituted or threatened by any third party, concerning the Premises, the occupancy or use thereof, or the existence or potential existence of Hazardous Materials therein. Upon any Environmental Default, in addition to all other rights available to Landlord under this Lease, at law or in equity, Landlord shall have the right but not the obligation to immediately enter the Premises, to supervise and approve any actions taken by Tenant to address the Environmental Default, and, if Tenant fails to immediately address same in accordance with this Lease, to perform, with respect to conditions existing on account of Tenant's or Tenant's Agents' introduction of Hazardous Materials into the Premises, at Tenant's sole cost and expense, any lawful action necessary to address same.

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ARTICLE VII

ASSIGNMENT AND SUBLETTING

7.1 Tenant shall not assign, transfer or otherwise encumber (collectively, "**assign**") this Lease or all or any of Tenant's rights hereunder or interest herein, or sublet or permit anyone to use or occupy (collectively, "**sublet**") the Premises or any part thereof, without obtaining the prior written consent of Landlord, which consent may be withheld or granted in Landlord's sole and absolute discretion (subject to the remainder of this Article VII). Notwithstanding any of the foregoing to the contrary, provided no Event of Default exists under this Lease, and subject to Landlord's rights and Tenant's obligations pursuant to Sections 7.3, 7.4 and 7.5 below, Landlord shall not unreasonably withhold, condition or delay its consent to any proposed subletting of the entire or any portion of the Premises or assignment of the Lease in its entirety. For purposes of the immediately preceding sentence, it shall be reasonable for Landlord to withhold its consent if, for example: (i) the proposed subtenant or assignee is engaged in a business, or the Premises will be used in a manner, that is inconsistent with the first class image of the Building; or (ii) the financial condition of the proposed subtenant or assignee is not sufficient to undertake and perform the obligations of the propose sublease or assignment, in Landlord's reasonable determination; or (iii) the proposed use of the Premises is not in compliance with Article VI or is not compatible with the other uses within, and the terms of other leases with respect to, the Building; or (iv) the initial Tenant does not remain fully liable as a primary obligor for the payment of all rent and other charges payable by Tenant under this Lease and for the performance of all other obligations of Tenant under this Lease; or (v) the proposed subtenant or assignee is a governmental or quasi-governmental agency; or (vi) the holders of Mortgages encumbering the Building shall fail to consent (Landlord hereby agreeing to use commercially reasonable efforts to obtain such consent if Landlord approves such transaction), but only if and to the extent such consent is expressly required under any such Mortgages; or (vii) the proposed subtenant or assignee is either (a) an existing tenant of the Building (or any parent, subsidiary or affiliate thereof) if Landlord then has comparable space available for lease in the Building for a comparable term, or (b) a person or entity with which Landlord during the last six-month period was is in the process of negotiating for the rental of space in the Building and Landlord then has comparable space available for lease in the Building for a comparable term. No assignment or right of occupancy hereunder may be effectuated by operation of law or otherwise without the prior written consent of Landlord. Any attempted assignment, transfer or other encumbrance of this Lease or all or any of Tenant's rights hereunder or interest herein, and any sublet or permission to use or occupy the Premises or any part thereof not in accordance with this Article VII, shall be void and of no force or effect. Any assignment or subletting, Landlord's consent thereto, the listing or posting of any name other than Tenant's, or Landlord's collection or acceptance of rent from any assignee or subtenant shall not be construed either as waiving or releasing Tenant from any of its liabilities or obligations under this Lease as a principal and not as a guarantor or surety, or as relieving Tenant or any assignee or subtenant from the obligation of obtaining Landlord's prior written consent to any subsequent assignment or subletting. As security for this Lease, Tenant hereby assigns to Landlord the rent due from any assignee or subtenant of Tenant. During any period that there exists an uncured Event of Default under this Lease, Tenant hereby authorizes each such assignee or subtenant to pay said rent directly to Landlord upon receipt of notice from Landlord specifying same. Landlord's collection of such rent shall not be construed as an acceptance of such assignee or subtenant as a tenant. Tenant

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shall not mortgage, pledge, hypothecate or encumber (collectively "**mortgage**") this Lease without Landlord's prior written consent, which consent may be granted or withheld in Landlord's sole and absolute discretion. Tenant shall pay to Landlord an administrative fee equal to five hundred dollars ($500) plus all other reasonable, out-of-pocket, third party expenses (including reasonable attorneys' fees and accounting costs) incurred by Landlord in connection with Tenant's request for Landlord to give its consent to any assignment, subletting, or mortgage, and Landlord's receipt of such sum shall be a condition to Landlord providing such consent. Any sublease, assignment or mortgage shall, at Landlord's option, be effected on forms reasonably approved by Landlord. Tenant shall deliver to Landlord a fully executed copy of each agreement evidencing a sublease, assignment or mortgage, and Landlord's consent thereto, within ten (10) days after execution thereof.

7.2 (a) If Tenant is or becomes a partnership or a limited liability company, then any event (whether voluntary, concurrent or related) resulting in a dissolution of Tenant, any withdrawal or change (whether voluntary, involuntary or by operation of law) of the partners or members, as applicable, owning a controlling interest in Tenant (including each general partner or manager, as applicable), or any structural or other change having the effect of limiting the liability of the partners shall be deemed an assignment of this Lease subject to the provisions of this Article. If Tenant is or becomes a corporation or a partnership with a corporate general partner, then any event (whether voluntary, concurrent or related) resulting in a dissolution, merger, consolidation or other reorganization of Tenant (or such corporate general partner), or the sale or transfer or relinquishment of the interest of shareholders who, as of the date of this Lease, own a controlling interest of the capital stock of Tenant (or such corporate general partner), shall be deemed a prohibited assignment of this Lease subject to the provisions of this Article; provided, however, that if Tenant is a corporation whose stock is traded through a national or regional exchange or over the counter market, then the foregoing portion of this sentence shall be applicable only if such event has or is intended to have the effect of limiting liability under this Lease.

(b) Notwithstanding anything contained in this Article VII to the contrary, provided no Event of Default exists hereunder, Tenant may, upon not less than ten (10) days' prior written notice to Landlord (or within 10 days thereafter if prior written notice is prevented by any legal restrictions or bona fide confidentiality obligations) (which notice shall contain a written certificate from Tenant stating the legal and beneficial relationship of Tenant and the proposed assignee, transferee or subtenant) but without Landlord's prior written consent and without being subject to Landlord's rights and Tenant's obligations set forth in Sections 7.4 and 7.5 below, assign or transfer its entire interest in this Lease or sublease the entire or any portion of the Premises to an Affiliate of Tenant. In the event of any such assignment or subletting, Tenant shall remain fully liable as a primary obligor for the payment of all rent and other charges required hereunder and for the performance of all obligations to be performed by Tenant hereunder. Notwithstanding the foregoing, if Tenant structures an assignment or sublease to an entity that meets the definition of an Affiliate of Tenant for the purpose of circumventing the restrictions on subleases and assignments provided elsewhere in this Article VII, then such subtenant or assignee shall conclusively be deemed not to be an Affiliate and subject to all such restrictions.

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7.3 If at any time during the Lease Term Tenant desires to assign, sublet or mortgage all or part of this Lease or the Premises, then in connection with Tenant's request to Landlord for Landlord's consent where required, Tenant shall give to Landlord a Tenant's Sublease Request Notice.

7.4 If the Proposed Sublet Space constitutes more than fifty percent (50%) of the rentable area of the Premises and the proposed term with respect to the Proposed Sublet Space is either (i) longer than seventy-five percent (75%) of the then remaining Lease Term or (ii) to extend (including any renewal or extension options) beyond the first (1st) day of the twelfth (12th) calendar month before the then scheduled expiration of the Lease Term, then, in either such event, except as set forth in Section 7.2(b) concerning Affiliates, Landlord shall have the right in its sole and absolute discretion to terminate this Lease with respect to the Proposed Sublet Space by sending Tenant written notice of such termination within thirty (30) days after Landlord's receipt of Tenant's Sublease Request Notice. If the Proposed Sublet Space does not constitute the entire Premises and Landlord so terminates, then (a) Tenant shall tender the Proposed Sublet Space to Landlord on the Proposed Sublease Commencement Date and such space shall thereafter be deleted from the Premises, and (b) as to that portion of the Premises which is not part of the Proposed Sublet Space, this Lease shall remain in full force and effect except that Base Rent and additional rent shall be reduced pro rata. Tenant shall perform, at its expense, any and all construction and other work required to permit the operation of the Proposed Sublet Space separate from the balance of the Premises, or Landlord may at its option perform such work, in which event Tenant shall pay to Landlord as additional rent the costs and expenses incurred by Landlord in connection therewith. If the Proposed Sublet Space constitutes the entire Premises and Landlord so terminates, then Tenant shall tender the Proposed Sublet Space to Landlord, and this Lease shall terminate, on the Proposed Sublease Commencement Date. Notwithstanding the foregoing or anything to the contrary set forth herein, in the event that Landlord elects to exercise its foregoing right to recapture the Proposed Sublease Space or terminate this Lease, as applicable, Tenant shall have the right to void such election by Landlord by delivering written notice to Landlord of its election to withdraw Tenant's request to make such transfer within five (5) business days following Tenant's receipt of Landlord's recapture or termination notice, in which event this Lease shall remain unchanged and in full force and effect.

7.5 If any sublease or assignment (whether by operation of law or otherwise, including an assignment pursuant to the Bankruptcy Code or any Insolvency Law) provides that the subtenant or assignee thereunder is to pay any amount in excess of the sum of (a) the rent and other charges due under this Lease plus (b) the reasonable out-of-pocket expenses (excluding, however, any costs attributable to vacancy periods or "downtime", but including any rent abatement incentive provided by Tenant) reasonably incurred by Tenant in connection with the procurement of such sublease, assignment or other transfer (which expenses shall be amortized on a straight-line basis over the initial sublease term for the purposes hereof), then, whether such net excess be in the form of an increased monthly or annual rental, a lump sum payment, payment for the sale, transfer or lease of Tenant's fixtures, leasehold improvements, furniture and other personal property (in excess of the fair market value thereof), or any other form of payment having the effect of a "disguised" rental payment (and if the subleased or assigned space does not constitute the entire Premises, the existence of such excess shall be determined on a pro rata basis), Tenant shall pay to Landlord, along with Base Rent, fifty percent (50%) of any such net excess or other premium, which amount shall be calculated and paid by Tenant to

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Landlord on a monthly basis as additional rent. Notwithstanding the foregoing, Landlord is not intending to receive any amounts considered to be based on the net income or profits of Tenant or any subtenant. Acceptance by Landlord of any payments due under this Section shall not be deemed to constitute approval by Landlord of any sublease or assignment, nor shall such acceptance waive any rights of Landlord hereunder. Landlord shall have the right to inspect and audit Tenant's books and records relating to any sublease or assignment.

7.6 All restrictions and obligations imposed pursuant to this Lease on Tenant shall be deemed to extend to any subtenant, assignee, licensee, concessionaire or other occupant or transferee, and Tenant shall cause such person to comply with such restrictions and obligations, other than such obligations as are contrary to or inconsistent with provisions contained in a sublease or assignment agreement to which Landlord has expressly consented in writing. Any assignee shall be deemed to have assumed obligations as if such assignee had originally executed this Lease and at Landlord's request shall execute promptly a document confirming such assumption. Each sublease is subject to the condition that if the Lease Term is terminated or Landlord succeeds to Tenant's interest in the Premises by voluntary surrender or otherwise, at Landlord's option the subtenant shall be bound to Landlord for the balance of the term of such sublease and shall attorn to and recognize Landlord as its landlord under the then executory terms of such sublease.

7.7 Notwithstanding anything in this Article 7 to the contrary, Tenant shall be permitted from time to time (without any consent process, or recapture/termination right by Landlord under Section 7.4, or loss of Tenant option rights) to permit employees of (a) an Affiliate of Tenant, (b) a company or individuals with whom Tenant is working with on joint projects, or (c) a company which has a major shareholder in common with Tenant (collectively, "**Approved Users**") to temporarily use or occupy not more than twenty percent (20%) of the space within the Premises in the aggregate at any one time, provided that all of the following requirements are complied with:

(a) Tenant enters into a revocable, non-exclusive, written license agreement with each Approved User or the employer of such Approved User in substantially the form of license agreement approved in advance by Landlord in Landlord's reasonable discretion (the "**Approved User License Agreement**"), which Approved User License Agreement shall include the name of the Approved User and language making such Approved User License Agreement revocable at will with no notice by Tenant or by Landlord upon any breach of this Lease by the Approved User;

(b) Tenant shall provide Landlord with at least ten (10) business days prior written notice of each new Approved User License Agreement which Tenant intends to enter into, and a copy of each executed Approved User License Agreement shall be delivered to Landlord within three (3) business days of its effective date;

(c) if any rent, compensation, or value is paid or exchanged for or in consideration of the Approved Users' rights under any Approved User License, Section 7.5 above shall apply with respect to such rent, compensation, or value;

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(d) the Approved Users utilize, in common with Tenant, one common entryway to the Premises as well as certain shared central services, such as reception, photocopying and the like;

(e) the Approved User License Agreement does not require any demising of the Premises;

(f) the Approved Users shall not occupy, in the aggregate, at any one time, more than 20% of the rentable area of the Premises;

(g) "joint projects" is defined as any project with which Tenant is involved as either a client, partner, investor, or financier, and all Approved Users shall use or occupy space in the Premises only so long as the joint project business relationship described above is maintained and ongoing and only for the purpose for such joint project;

(h) in no event shall any use or occupancy of any portion of the Premises by any Approved User release or relieve Tenant from any of its obligations under this Lease;

(i) Tenant's insurance and indemnity obligations under this Lease shall cover and apply to all Approved Users and the employers of Approved Users;

(j) in no event shall the occupancy of any portion of the Premises by Approved Users be deemed to create a landlord/tenant relationship between Landlord and such Approved Users, and, in all instances, Tenant shall be considered the sole tenant under the Lease notwithstanding the occupancy of any portion of the Premises by the Approved Users; and

(k) the Approved Users' use of the Premises shall be subject and subordinate to all of the terms and conditions of this Lease.

7.8 Notwithstanding anything to the contrary in this Lease, if Tenant or any proposed subtenant or assignee claims that Landlord has unreasonably withheld or delayed its consent or otherwise has breached or acted unreasonably under this under this Article VII, the sole remedies shall be a suit for contract damages (other than damages for injury to, or interference with, Tenant's business including, without limitation, loss of profits, however occurring) or a declaratory judgment and an injunction for the relief sought, and Tenant hereby waives the provisions of Section 1995.310 of the California Civil Code, or any successor statute, and all other remedies, including, without limitation, any right at law or equity to terminate this Lease, on its own behalf and, to the extent permitted under all applicable laws, on behalf of the proposed subtenant or assignee.

ARTICLE VIII

MAINTENANCE AND REPAIRS

8.1 Subject to and without limiting Landlord's repair and maintenance obligations under Section 8.2 and elsewhere in this Lease, Tenant, at Tenant's sole cost and expense, shall promptly make all repairs and replacements, and perform all maintenance, in and to the interior

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DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 of the Premises to keep the interior of the Premises in good operating condition and repair, in a clean, safe and tenantable condition, and otherwise in accordance with all Laws and the requirements of this Lcasc. Tenant shall likewise maintain all fixtures, furnishings and Tenant’s equipment located in and exclusively serving, the Premises and make all required repairs and replacements thereto. Tenant shall also maintain, repair and replace, at Tenant’s sole cost and expense, the Tenant Items and shall keep in force customary maintenance and service contracts therefor, if applicable. Tenant shall give Landlord prompt written notice of any defects or damage to the structure of, or equipment or �xtures in, the Building or any part thereof, or any mold or moisture condition, of which Tenant has knowledge. Tenant shall suffer no waste or injury to any part ofthe Premises, and shall, at the expiration or earlier termination ofthe Lease Term, surrender the Premises in an order and condition equal to or better than that on the Lease Commencement Date, except for ordinary wear and tear, maintenance and repair that is the obligation of Landlord to perform, and as otherwise provided in Article X111 or Article XVII. Except as otherwise provided in Article XVll and subject to Section 13.3 concerning waiver of subrogation rights, all injury, breakage and damage to the Premises and to any other part of the Building or the Land caused by any act or omission of Tenant or any Agent of Tenant, shall be repaired by and at Tenant’s expense, except that if either an emergency condition exists or the Lease Term has expired or Tenant fails to commence and diligently prosecute to completion repair of any such injury, breakage or damage within a reasonable period (not to exceed ten (10) days) following Tenant’s receipt of notice from Landlord, then Landlord shall have the right at Landlord’s option to make any such repair and to charge Tenant for all reasonable, out—of—pocket costs and expenses incurred in connection therewith. Landlord shall provide and install replacement tubes for Building standard �uorescent light �xtures (subject to reimbursement pursuant to Article V). All other bulbs and tubes for the Premises shall be provided and installed at Tenant‘s expense; provided that ifTenant elects to supply the bulbs or tubes to Landlord, then Landlord shall provide the labor involved for such replacement at Tenant’s expense. 8.2 Landlord at its expense (subject to reimbursement pursuant to Article V if and to the extent permitted thereby) shall keep the Parking Facility and Common Areas serving the Building, Building Structure and Systems, clean and in good operating condition and, promptly after becoming aware of any item needing repair or replacement, will make such repair or replacement. Notwithstanding any of the foregoing to the contrary: (a) maintenance and repair of all Tenant Items shall be the sole responsibility of Tenant and shall be deemed not to be a part of the Building Structure and Systems; and (b) except as otherwise provided in Article XVII and subject to Section 13.3 concerning waiver of subrogation rights, Landlord shall have no obligation to make any repairs whatsoever brought about by any act or omission of Tenant or any Agent. Tenant hereby waives any and all rights under and benefits of Section 1932, Subdivision 1 and Sections 1941 and 1942 of the California Civil Code or under any similar law, statute, or ordinance now or hereafter in effect. ARTICLE IX ALTERATIONS 9.1 Subject to and without limiting Landlord’s repair, maintenance and other obligations under this Lease, Tenant shall accept the Premises in its “as is” condition as of the Lease Commencement Date. The initial improvement of the Premises under this Lease shall be Pvt—51281262358 11 3844777004056 15

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 accomplished by Tenant or its designated contractor in accordance with Exhibit B and all other applicable provisions of this Lease (including Articles IX, XIII and XIX). Landlord is under no obligation to make any Alterations in or to the Premises or the Building except as may be otherwise expressly provided in this Lease. 9,2 Tenant shall not make or permit anyone to make any Altera tions in or to the Premises or the Building without the prior written consent of Landlord, whic i consent may be withheld or granted in Landlord’s sole and absolute discretion with respect to Structural and System Alterations and any Alterations which are visible from the exterior of the Premises, and which consent shall not be unreasonably withheld, conditioned or delayed with respect to all other Alterations. Notwithstanding the foregoing, Tenant shall have the right 0 make Cosmetic Changes within the Premises without requiring the consent of Landlord All A terations made by Tenant shall be made: (a) in a good, worker like, �rst class and prompt manner; (b) using new or comparable materials only; (c) by a contractor reasonably approved in wri ing by Landlord; (d) on days and at times reasonably approved in writing by Landlord; (c) unc er the supervision of an architect reasonably approved in writing by Landlord, if only to the extent such Alterations require a building permit or architectural plans are otherwise required or a apropriate for the work; (t) in accordance with plans and speci�cations reasonably acceptable to Landlord, approved in writing at Landlord’s standard charge, if only to the extent such A terations require a building permit or architectural plans are otherwise required or appropriate for the work; (g) in accordance with all Laws; (h) after having obtained any required consent of the holder of any Mortgage of whom Tenant has notice; (i) after obtaining public liability and worker’s compensation insurance policies reasonably approved in writing by Land ord; (j) with the obligation for Tenant to deliver to Landlord written, unconditional, full or par ial (as applicable) waivers of mechanics’ and materialmen’s liens against the Premises and the Building for all work, labor and services to be performed and materials to be furnished within �fteen (15) business days after the applicable portion of the Alterations are completed; and (k) upon reasonable request (but only for work costing in excess of $150,000, it being understood that in no event will Landlord require any contractor bonds for the initial Tenant’s Work to be performed under Exhibit B hereto), after Tenant has delivered to Landlord documentation rcasonably satisfactory to Landlord evidencing Tenant’s �nancial ability to complete the Alteration in accordance with the provisions ofthis Lease (including, a payment or performance bond). If any lien (or a petition to establish such lien) is �led in connection with any Alteration made by or on behalf of Tenant, such lien (or petition) shall be discharged by Tenant within ten (10) days after receipt of notice of the �ling, at Tenant’s sole cost and expense, by the payment thereof or by the �ling of a reasonably acceptable bond If Landlord gives its consent to the making of any Alteration, such consent shall not be deemed to be an agreement or consent by Landlord to subject its interest in the Premises or the Building to any liens which may be �led in connection therewith, Tenant acknowledges that any Alterations are accomplished for Tenant’s account, Landlord having no obligation or responsibility in respect thereof. Landlord’s approval of any plans and drawings (and changes thereto) regarding any Alterations or any contractor or subcontractor performing such Alterations shall not constitute Landlord’s representation that such approved plans, drawings, changes or Alterations comply with all Laws. Any deficiency in design or construction, although same had prior approval of Landlord, shall be solely the responsibility of Tenant. All Alterations involving structural, electrical, mechanical or plumbing work, the heating, ventilation and air conditioning system of the Premises or the Building, fire and life safety system, the roof of the Building, or any areas outside ofthe Premises shall, at WESTQSI 262358 Il 3844777004056 16

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Landlord's election, be performed by Landlord's designated contractor or subcontractor at Tenant's expense (provided the cost therefor is competitive and such contractor or subcontractor is then available to perform the work). In connection with Tenant's Work performed in accordance with Exhibit B, Landlord shall be paid a construction supervision fee in an amount equal to two percent (2%) of the total cost of such Tenant's Work; provided, however, that such supervision fee shall not apply to the costs for recarpeting the Premises and painting the Premises. In connection with any other Alteration requiring a building permit, Landlord shall be paid a construction supervision fee in an amount equal to five percent (5%) of the total cost of such Alteration, excluding Cosmetic Changes. Promptly after the completion of an Alteration requiring a building permit, Tenant at its expense shall deliver to Landlord two (2) sets of accurate as built (or record) drawings and CAD drawings showing such Alteration in place. All contractors and subcontractors shall be required to procure and maintain insurance against such risks, in such amounts, and with such companies as Landlord may reasonably require. Certificates of such insurance, with paid receipts therefor, must be received by Landlord before any work is commenced. All contracts between Tenant and a contractor must explicitly require the contractor to (a) name Landlord and Landlord's agents as additional insureds and (b) indemnify and hold harmless Landlord and Landlord's agents.

9.3 If any Alterations that require Landlord's consent are made without the prior written consent of Landlord, then Landlord shall have the right, at Tenant's expense, to so remove and correct such Alterations and restore the Premises and the Building. All Alterations to the Premises or the Building made by either party shall immediately become the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof at the expiration or earlier termination of the Lease Term; provided, however, that (a) Tenant shall have the right to remove, prior to the expiration or earlier termination of the Lease Term, all movable furniture, furnishings and equipment installed in the Premises solely at the expense of Tenant, and (b) Tenant shall remove at its expense all Alterations and other items (including any telecommunications, security, data, computer and similar equipment, cabling and wiring) in the Premises or the Building which Landlord designates in writing for removal at the time Landlord issues its approval of such Alteration. Notwithstanding the foregoing, Tenant shall not be required to remove: (x) Alterations consisting of standard build-out items that are typically installed by similar tenants in multi tenanted, multi-story, first class office buildings (such as partitions, but not interior staircases, for example), unless so indicated by Landlord at the time required above; and (y) any Alteration made by Tenant in initially finishing and completing the Premises in accordance with Exhibit B, except any Structural and System Alterations. Movable furniture, furnishings and trade fixtures shall be deemed to exclude without limitation any item the removal of which might cause damage to the Premises or the Building or which would normally be removed from the Premises with the assistance of any tool or machinery other than a dolly. If such removal causes damage or injury to the Premises or the Building and Tenant does not promptly repair such damage, then Landlord shall have the right, at Tenant's expense, to repair all damage and injury to the Premises or the Building caused by such removal as aforesaid. If such furniture, furnishings and equipment are not removed by Tenant prior to the expiration or earlier termination of the Lease Term, the same shall at Landlord's option be deemed abandoned or become the property of Landlord to be surrendered with the Premises as a part thereof; provided, however, that Landlord shall have the right at Tenant's expense to remove from the Premises any or all such items or to require Tenant to do the same, except as otherwise provided in this Section. If Tenant fails to return the Premises to Landlord as required by this

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DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 Section, then ’l‘cnant shall pay to Landlord, all costs (including a construction management fee not to exceed 5% ofsuch costs) incurred by Landlord in effectuating such return. ARTICLE X SIGNS l0.l Landlord will, in connection with Tenant initial occupancy of the Premises and at Landlord‘s expense list the name of Tenant in the Building directory and provide Building standard signage on one suite entry door. Tenant shall not place, inscribe, paint, af�x or otherwise display any sign, advertisement, picture, lettering or notice of any kind on any part of the exterior or interior of the Building (including windows and doors), or on any part of the interior of the Premises which can be seen from outside the Premises, without the prior written approval of Landlord, which may be granted or withheld in Landlord’s sole and absolute discretion. If any such item that has not been approved by Landlord is so displayed, then Landlord shall have the right to remove such item at Tenant's expense. Landlord reserves the right to install and display signs, advertisements and notices on any part ofthe exterior or interior of the Building; provided, however that Landlord shall only af�x, install, or display signs on the interior ofthe Premises which pertain to the managementor operation of the Building, ARTICLE XI SECURITY DEPOSIT l 1.1 Landlord may elect to have the Security Deposit Amount delivered in the form of cash or a letter of credit, in accordance with this Article XI. The Security Deposit Amount shall be initially in the form ofthc Letter ofCredit (as defined below). If Landlord elects at a later date for the Security Deposit Amount to be deposited in cash, then within thirty (30) days after notice of such e ection, Tenant shall deposit with Landlord the Security Deposit Amount in cash as a security deposit for the performance by Tenant of all of Tenant’s obligations, covenants, conditions and agreements under this Lease. Landlord shall not be required to maintain such security ceposit in a separate account. Tenant shall not be entitled to interest on the security deposit, Within approximately sixty (60) days after the later of the expiration or earlier termination of the Lease Term or Tenant’s vacating the Premises, Landlord shall return such security ceposit to Tenant, less such portion thereof as Landlord shall have appropriated to satisfy any Event of Default (or such other event which, with the giving of notice or the passage of time 01' both, would constitute an Event of Default) under this Lease, and subject to retention of such amount as Landlord may reasonably determine to be appropriate to secure payment of any renta s or charges or adjustments thereof which may become due following expiration or termination. If an Event of Default by Tenant occurs with respect to any provision ofthis Lease, Landlord shall have the right, but shall not be obligated, to use, apply or retain all or any portion ofthe Security Deposit for the payment of any rent or other charge in default or for the payment of any ot ier sum to which Landlord may become obligated by reason of Tenant’s default, to repair damages to the Premises caused by Tenant, to clean the Premises upon expiration or termination, or to compensate Landlord for any loss or damage which Landlord may suffer thereby, including. but not limited to, damages recoverable following termination ofthis Lease by reason of an Event of Default as herein provided, and any and all amounts Landlord may \VEstesnomss 1| 384-1777004056 l8

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 spend or become obligated to spend, or for the compensation of Landlord for any losses incurred, by reason of such event. lfany portion of the security deposit (in whatever form) is so used or applied, then within five (5) business days after Landlord gives written notice to Tenant of such use or application, Tenant shall deposit with Landlord cash in an amount sufficient to restore the security deposit to the original Security Deposit Amount, and Tenant’s failure to do so shall constitute an Event of Default under this Lease. Tenant and Landlord acknowledge and agree that their rights and remedies with respect to the Security Deposit shall be as provided in this Lease, and each of Landlord and Tenant hereby waive in its entirety Section 1950.7 of the California Civil Code, speci�cally excepting subsection (b) of such Code, and any and all other similar statutes now existing or hereafter enacted. l 1.2 If and so long as Landlord transfers the security deposit to any purchaser or other transferee of Landlord’s interest in the Property and such transferee has agreed in writing to assume Landlord’s obligations under this Lease, then Tenant shall look only to such purchaser or transferee for the return of the security deposit, and Landlord shall be released from all liability to Tenant for the return of such security deposit. Tenant acknowledges that the holder of any Mortgage shall not be liable for the return of any security deposit made by Tenant hereunder except to the extent such holder actually receives such security deposit. Tenant shall not pledge, mortgage, assign or transfer the security deposit or any interest therein. l 1.3 Unless and until Landlord elects to have the Security Deposit Amount remitted in the form of a cash security deposit, Tenant shall deliver to Landlord a clean, unconditional, irrevocable letter of credit in lieu of the cash security deposit. The Letter of Credit shall be delivered to Landlord within �ve (5) business days after the mutual execution ofthis Lease. Such letter of credit (the “Letter of Credit”) shall be: (a) in form and substance satisfactory to Landlord in its sole discretion (with the following criteria at a minimum); (b) at all times in the stated face amount of not less than the Security Deposit Amount (as de�ned in Section 1.24), and shall on its face state that multiple and partial draws are permitted and either (i) that partial draws will not cause a corresponding reduction in the stated face amount of the letter of credit or (ii) that, within �ve (5) business days after any such partial draw, Landlord has not been provided evidence that the Letter of Credit has been reinstated to its full amount in which event Landlord shall have the right to immediately draw on the remainder of the Letter of Credit (it being understood that the total security deposit on hand, whether in cash or Letter of Credit form, shall at all times be not less than the total Security Deposit Amount as so defined); (c) issued by Silicon Valley Bank or a commercial bank acceptable to Landlord with a branch office located in the San Francisco / San Jose metropolitan area for the account of Tenant, and its permitted successors and assigns under this Lease; (d) made payable to, and expressly transferable and assignable one or more times at no charge by, the owner from time to time of the Building or its lender (which transfer/assignment shall be conditioned only upon the execution of a reasonable and customary written document in connection therewith),whethcr or not the original account party of the letter of credit continues to be the tenant under this Lease by virtue of a change in name or structure, merger, assignment, transfer or otherwise; (e) payable at sight upon presentment to a San Francisco / San Jose metropolitan area branch of the issuer of a simple sight draft stating only that funds are due and owing by Tenant under the terms of the Lease, Landlord is permitted to draw on the letter of credit under the terms ofthe Lease and setting forth the amount that Landlord is drawing; (1‘) of a term not less than one year, and shall on its face state that the same shall be renewed automatically, without the need for any further written \VEST‘281263358.1I 384477-004055 l 9

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 notice or amendment, for successive minimum one year periods, unless the issuer noti�es Landlord in writing, at least sixty (60) days prior to the expiration date thereof, that such issuer has elected not to renew the Letter of Credit (which will thereafter entitle Landlord to draw on the letter of credit); and (g) at least thirty (30) days prior to the then current expiration date of such letter of credit, either (1) renewed (or automatically extended unless the issuer notifies Landlord in writing, at least 60 days prior to the expiration date thereof, that such issuer has elected not to renew the Letter of Credit) from time to time through the ninetieth (90th) day after the expiration of the Lease Term, or (2) with Landlord’s prior written approval, replaced by Tenant with cash (which approval shall be in Landlord’s sole and absolute discretion), or another letter of credit meeting the requirements of this Section, in the full amount of the Security Deposit. Tenant shall cooperate with Landlord to effect any modifications, transfers or replacements of the letter of credit reasonably requested by Landlord in order to assure that Landlord is at all times fully secured by a valid letter of credit that may be drawn upon by Landlord, its successors and assigns. Notwithstanding anything in this Lease to the contrary, if at the time Tenant’s default Landlord is prevented from giving Tenant a notice of default due to any automatic “stay” or other restrictions under the US. Bankruptcy Code, then any cure or grace period provided in connection with an Event of Default shall not apply to any of the foregoing requirements of the Letter of Credit, and, specifically, if any of the aforesaid requirements are not complied with timely, then an immediate Event of Default shall occur and Landlord shall have the right to immediately draw upon the letter of credit without notice to Tenant and apply the proceeds to the security deposit. Each Letter of Credit shall be issued by a commercial bank that has a credit rating with respect to certi�cates of deposit, short term deposits or commercial paper of at least A—Z (or equivalent) by Moody’s Investor Service, Inc., or at least P-Z (or equivalent) by Standard & Poor’s Corporation, and shall be otherwise acceptable to Landlord in its sole and absolute discretion. lfthe issuer’s credit rating is reduced below A—Z (or equivalent) by Moody’s Investors Service, Inc. or below P—Z (or equivalent) by Standard & Poor’s Corporation, or ifthe �nancial condition of such issuer changes in any other materially adverse way, then Landlord shall have the right to require that Tenant obtain from a different issuer a substitute letter of credit that complies in all respects with the requirements of this Section, and Tenant’s failure to obtain such substitute letter of credit within ten (10) business days following Landlord’s written demand therefor (with no other notice or cure or grace period being applicable thereto, notwithstanding anything in this Lease to the contrary) shall entitle Landlord to immediately draw upon the then existing Letter of Credit in whole or in part, without notice to Tenant. In the event the issuer of any letter of credit held by Landlord is insolvent or is placed into receivership or conservatorship by the Federal Deposit Insurance Corporation, or any successor or similar entity, or ifa trustee, receiver or liquidator is appointed for the issuer, then, effective as of the date of such occurrence, said Letter of Credit shall be deemed to not meet the requirements of this Section, and, within ten (10) business days thereof, Tenant shall replace such Letter Credit of with a substitute Letter of Credit that complies with this Article 1 l or other collateral acceptable to Landlord in its sole and absolute discretion (and Tenant’s failure to do so shall, notwithstanding anything in this Lease to the contrary, constitute an Event of Default for which there shall be no notice or grace or cure periods being applicable thereto other than the aforesaid ten (10) business day period). Any failure or refusal of the issuer to honor the letter of credit shall be at Tenant’s sole risk and shall not relieve Tenant of its obligations hereunder with respect to the security deposit. wesrzsizozasa I I 384477-004056 20

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 1 1.4 Provided that no Event of Default has occurred during the initial �rst (lst) year of following the Commencement Date, then at Tenant's election the Security Deposit Amount shall be reduced to One Hundred Forty—One Thousand Seven Hundred Eighty—Nine and 48/100 Dollars ($141,789.48) as of October 1, 2019; provided, further, however, if any such Event of Default has occurred and is cured, then Tenant shall be entitled to such reduction on October 1, 2020, provided that no monetary or material non—monetary Event of Default has occurred during the second (2nd) year ofthe Lease Term. The stated face amount ofthe Letter of Credit may be reduced by Tenant accordingly as of such date. If the Security Deposit Amount is in the form of a cash security deposit, then Landlord shall either apply the reduction as a credit against the amounts next due from Tenant or shall deliver to Tenant the reduction amount. either to occur within thirty (30) days after Tenant’s request and election thereof. ARTICLE XII H‘ISPECTION 12.1 Tenant shall permit Landlord, its agents and representatives,and the holder ofany Mortgage, to enter the Premises at any time and from time to time, upon not less than one (1) business day prior notice, except in the event of emergency or routinejanitorial services, without charge therefor and without diminution of the rent payable by Tenant, in order to examine, inspect or protect the Premises and the Building, to make such alterations and/or repairs as in the sole but reasonable judgment of Landlord may be deemed necessary or desirable, or to exhibit the same to brokers, prospective tenants (during the last twelve (12) months of the Lease Term), lenders, purchasers and others. Except in the event of an emergency, Landlord shall endeavor: to give Tenant advance notice of any such entry and to permit Tenant to have a representative present at such time; and to minimize disruption to Tenant’s normal business operations in the Premises in connection with any such entry but same shall not prohibit Landlord from performing maintenance and repairs during business hours and that Landlord shall have no obligation to employ overtime or other premium pay labor or other costs in connection therewith). ARTICLE XIII INSURANCE 13.1 Tenant shall not conduct or permit to be conducted any activity, or place or permit to be placed any equipment or other item in or about the Premises or the Building, which will in any way increase the rate of property insurance or other insurance on the Building. If any increase in the rate ofpropeity or other insurance is due to any activity, equipment or other item of Tenant, then (whether or not Landlord has consented to such activity, equipment or other item) Tenant shall pay as additional rent due hereunder the amount of such increase. The statement of any applicable insurance company 01' insurance rating organization (or other organization exercising similar functions in connection with the prevention of fire or the correction of hazardous conditions) that an increase is due to any such activity, equipment or other item shall be conclusive evidence thereof WESTQS 1 262358. 11 384477-004056 21

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 13.2 (a) Throughout the Lease Term, Tenant shall obtain and maintain the following insurance coverages written with companies with an A.M. Best A—, VII or better rating and S&P rating of at least A-: (i) Commercial General Liability (“CGL”) insurance (written on an occurrence basis) with limits not less than One Million Dollars ($1,000,000) combined single limit per occurrence, Two Million Dollar ($2,000,000) annual general aggregate (on a per location basis), Two Million Dollars ($2,000,000) products/completed operations aggregate, One Million Dollars ($1,000,000) personal and advertising injury liability, Fifty Thousand Dollars ($50,000) fire damage legal liability, and Five Thousand Dollars ($5,000) medical payments. CGL insurance shall be written on a current ISO occurrence form (or a substitute form providing equivalent or broader coverage) and shall cover liability arising from Premises, operations, independent contractors, products-completed operations, personal injury, advertising injury and liability assumed under an insured contract. (ii) Workers Compensation insurance as required by the applicable state law, and Employers Liability insurance with limits not less than One Million Dollars ($1,000,000) for each accident, One Million Dollars ($1,000,000) disease policy limit, and One Million Dollars ($1,000,000) disease each employee (iii) Commercial Auto Liability insurance (if applicable) covering automobiles owned, hired or used by Tenant in carrying on its business with limits not less than One Million Dollars ($1,000,000) combined single limit for each accident. (iv) Umbrella/Excess Insurance coverage on a follow form basis in excess of the CGL, Employers Liability and Commercial Auto Policy with limits not less than Five Million Dollars ($5,000,000) per occurrence and Five Million Dollars ($5,000,000) annual aggregate. (v) Special Form Property Insurance covering Tenant’s property, improvements and equipment located at the Building. If Tenant is responsible for any machinery, Tenant shall maintain boiler and machinery insurance. (vi) Business Interruption and Extra Expenses insurance in amounts typically carried by prudent tenants engaged in similar operations, but in no event in an amount less than double the annual Base Rent then in effect. Such insurance shall reimburse Tenant for direct and indirect loss of earnings and extra expense attributable to all perils insured against. (vii) Builder’s Risk (or Building Constructions) insurance during the course of construction of any Alteration, including during the perfonnance of Tenant’s Work and until completion thereof. Such insurance shall be on a form covering Landlord, Landlord's architects, Landlord’s contractor or subcontractors, Tenant and Tenant’s contractors, as their interest may appear, against loss or I \VES'I \181262338, 1 384-1774104056 22

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 damage by fire, vandalism, and malicious mischief and other such risks as are customarily covered by the so called “broad form extended coverage endorsement” upon all Alterations or Tenant’s Work in place and all materials stored at the Premises, and all materials, equipment, supplies and temporary structures of all kinds incident to Alterations or Tenant’s Work and builder’s machinery, tools and equipment, all while forming a part of, or on the Premises, or when adjacent thereto, while on drives, sidewalks, streets or alleys, all on a completed value basis for the full insurable value at all times. Said Builder’s Risk Insurance shall contain an express waiver of any right of subrogation by the insurer against Landlord, its agents, employees and contractors. (b) Landlord and the Landlord Insured Parties shall be endorsed on each policy as additional insureds as it pertains to the CGL, Umbrella, and Auto policy, and coverage shall be primary and noncontributory. Landlord shall be a loss payee on the Property policy in respect of Tenant’s improvements. All insurance shall (1) contain an endorsement that such policy shall remain in full force and effect notwithstanding that the insured may have waived its right of action against any party prior to the occurrence of a loss (Tenant hereby waiving its right of action and recovery against and releasing Landlord and Landlord’s Representatives from any and all liabilities, claims and losses for which they may otherwise be liable to the extent Tenant is covered by insurance carried or required to be carried under this Lease); (2) provide that the insurer thereunder waives all right of recovery by way of subrogation against Landlord and Landlord’s Representatives in connection with any loss or damage covered by such policy; (3) be reasonably acceptable in form and content to Landlord; and (4) contain an endorsement prohibiting cancellation, failure to renew, reduction of amount of insurance or change in coverage without the insurer first giving Landlord thirty (30) days’ prior written notice of such proposed action; provided, however, that in the event that the insurer will not agree to include the required provision or the required provision is not available at a commercially reasonable cost, then Tenant, rather than the insurer, shall give Landlord the specified notices within three (3) business days after Tenant has notice of the applicable event. Tenant shall give Landlord notice of termination or cancellation of any Tenant insurance coverage no later than three (3) business days after Tenant learns of such termination or cancellation. No such policy shall contain any deductible provision except as otherwise approved in writing by Landlord, which approval shall not be unreasonably withheld. Tenant shall deliver an Acord 25 certificate with respect to all liability and personal property insurance and an Acord 28 certi�cate with respect to all commercial property insurance and receipts evidencing payment therefor (and, upon request, copies of all required insurance policies, including endorsements and declarations) to Landlord on or before delivery of possession of the Premises to Tenant and at least annually thereafter. lf Tenant fails to provide evidence of insurance required to be provided by Tenant hereunder, prior to commencement of the Lease Term and thereafter within thirty (30) days following Landlord’s request during the Lease Term (and in any event within thirty (30) days prior to the expiration date of any such coverage, any other cure or grace period provided in this Lease not being applicable hereto), Landlord shall be authorized (but not required) after ten (10) days' prior notice to procure such coverage in the amount stated with all costs thereof to be chargeable to Tenant and payable as additional rent upon written invoice therefor. WFS'I“181162358I1 “44774104056 23

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1

13.3 Landlord agrees to carry and maintain special form property insurance (with replacement cost coverage) covering the Building and Landlord's property therein in an amount required by its insurance company to avoid the application of any coinsurance provision. Notwithstanding anything to the contrary contained in this Lease, Landlord and Tenant release each other, and their respective agents, employees and approved subtenants from any liability for damage to property that arises out of or incident to any peril which is actually insured against, which is required to be insured against under this Lease, or which would normally be covered by "special form property insurance, without regard to the negligence of the entity or party so released or any other cause Landlord shall secure a waiver of subrogation endorsement from its insurance carrier. Landlord also agrees to carry and maintain commercial general liability insurance in limits it reasonably deems appropriate (but in no event less than the limits required by Tenant pursuant to Section 13.2). Landlord may elect to carry such other additional insurance or higher limits as it reasonably deems appropriate. Tenant acknowledges that Landlord shall not carry insurance on, and shall not be responsible for damage to, Tenant's personal property or any Alterations (including Tenant's Work) made and paid for by Tenant, and that Landlord shall not carry insurance against, or be responsible for any loss suffered by Tenant due to, interruption of Tenant's business.

ARTICLE XIV

SERVICES AND UTILITIES

14.1 From and after the Lease Commencement Date, Landlord will provide to the Premises: air conditioning and heating during the seasons they are required in Landlord's reasonable judgment; janitorial service on Monday through Friday (or, at Landlord's option, Sunday through Thursday) only (excluding Holidays) consistent with those generally provided by landlords of comparable first-class office building projects located in the Silicon Valley market ("**Comparable Buildings**); electric power from the utility provider sufficient for customary lighting purposes and normal office use; standard hot and cold water in Building standard bathrooms and chilled water in Building standard drinking fountains; elevator service (with at least one (1) elevator in operation at all times, except in the event of an emergency); landscaping and snow removal during the seasons they are required; and exterior window cleaning service. If Tenant requires air conditioning or heat beyond the Building Hours, then Landlord will furnish the same provided Tenant gives Landlord advance notice of such requirement (by 2:00 p.m. of the same day for extra service needed Monday through Friday, and by 2:00 p.m. on Friday for extra service needed on Saturday or Sunday). Tenant shall pay for such extra service in accordance with Landlord's then current schedule (with a one (1) hour usage minimum). To the extent Tenant provides or contracts for any services relating to any Building Structure or System or any service or utility being provided by Landlord to the Premises directly from the supplier (which Tenant shall not be permitted to do without Landlord's prior written consent, which consent shall not be unreasonably withheld conditioned or delayed), Tenant shall enter into and maintain a service contract therefor with a contractor licensed to do business in the jurisdiction in which the Building is located and otherwise approved by Landlord. Tenant shall have access to the Building twenty four (24) hours per day each day of the year (except in the event of an emergency). Landlord shall provide a card key (or similar type of) access system to provide access to the Building at times other than Building Hours. A reasonable number of access cards or other means of access shall be provided to

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DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 Tenant at Lease Term commencement at no cost to Tenant (except that Landlord may charge Tenant for replacement cards). Such access cards shall be issued by Landlord to the speci�c individuals that are designated by Tenant. Tenant shall not permit anyone, except for Tenant’s employees, permitted subtenants and assigns and authorized guests, to enter the Building at times other than the Building Hours, All persons entering or exiting the Building at times other than the normal hours 0 ‘operation of the Building shall, at Landlord’s discretion, be required to sign in and out. 142 Lanclord may install, at Landlord’s expense, check—meters to electrical circuits serving Tenant’s equipment to verify that Tenant is not consuming excessive electricity (as de�ned below). If such cheek—meters indicate that Tenant’s electricity consumption is excessive, then Landlord may install at Tenant’s expense submeters to ascertain Tenant’s actual electricity consumption, and Tenant shall thereafter pay for such excess consumption at the then current rates charged by the electric service provider selected and used by Landlord (or, at Landlord‘s sole option, Tenan shall thereafter pay for Tenant’s entire consumption at such rates, with Landlord making an appropriate adjustment to Operating Charges on account thereot). Tenant’s electricity consump ion shall be deemed excessive if the electricity consumption in the Premises per square foot of rentable area (including electricity consumed in connection with outlets and lighting use) during any three (3) month billing period exceeds the average electricity consumption per square foot of rentable area during the same period for typical, similarly situated tenants in tie Building, as reasonably calculated by Landlord in good faith. Landlord shall use commercially reasonable efforts not to make determinations of excessive consumption of electricity in a manner which unreasonably discriminates among similarly situated tenants. 14.3 Tenant shall reimburse Landlord for the cost of any excess water, sewer and chiller usage in the Premises, Excess usage shall mean the excess of the estimated usage in the Premises (per square foot of rentable area) during any three (3) month billing period over the average usage (per square foot ofrenlable area) during the same period for the entire Building, as reasonably calculated by Landlord in good faith. 14.4 Landlord shall not have any liability to Tenant, and Tenant shall not be entitled to terminate this Lease or receive a rent abatement, in the event of Landlord’s failure or inability to furnish any of the utilities or services required to be furnished by Landlord hereunder; provided, however, that (a) if Landlord is not proceeding diligently and in good faith to correct such failure or inability, and if all or substantially all of the Premises is rendered unusable by Tenant for a continuous period of seven (7) consecutive business days after Tenant gives Landlord written notice thereof, and if Tenant does not in fact use the Premises during such period, then, so long as no Event of Default exists under this Lease, Tenant shall be entitled, as its sole and exclusive remedy, to an abatement ofthe Base Rent payable hereunder for the period beginning on the day after such seven (7) business day period ends and continuing until the earlier ofthe date Tenant resumes use or occupancy of the Premises or the date use of the Premises is restored to Tenant; and (b) Landlord shall use reasonable efforts to restore such failure or inability so long as such failure or inability is within Landlord’s reasonable control to correct. WEST‘281262358.I 1 3844777004056 25

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1

ARTICLE XV

LIABILITY OF LANDLORD

15.1 Landlord and Landlord's Representatives shall not be liable to Tenant or any other person or entity for any damage, injury, loss or claim based on or arising out of any cause whatsoever (except as otherwise provided in this Section), including the following: repair to any portion of the Premises or the Building; interruption in the use of the Premises or the Building or any equipment therein; any accident or damage resulting from any use or operation (by Landlord, Tenant or any other person or entity) of elevators or heating, cooling, electrical, sewage or plumbing equipment or apparatus; termination of this Lease by reason of damage to the Premises or the Building; any fire, robbery, theft, vandalism, mysterious disappearance or any other casualty; actions of any other tenant of the Building or of any other person or entity; failure or inability to furnish any service specified in this Lease; and leakage in any part of the Premises or the Building from water, rain, ice or snow that may leak into, or flow from, any part of the Premises or the Building, or from drains, pipes or plumbing fixtures in the Premises or the Building. If any condition exists which may be the basis of a claim of constructive eviction, then Tenant shall give Landlord written notice thereof and a reasonable opportunity to correct such condition, and in the interim Tenant shall not claim that it has been constructively evicted or is entitled to a rent abatement. Any property placed by Tenant or any Agent in or about the Premises or the Building shall be at the sole risk of Tenant, and Landlord shall not in any manner be held responsible therefor. Any person receiving an article delivered for Tenant shall be acting as Tenant's agent for such purpose and not as Landlord's agent. For purposes of this Article, the term "**Building**" shall be deemed to include the Land. Notwithstanding the foregoing provisions of this Section, Landlord shall not be released from liability to Tenant for any physical injury to any natural person caused by the negligence or willful misconduct of Landlord or Landlord's Representatives to the extent such injury is not covered by insurance either carried by Tenant (or such person) or required by this Lease to be carried by Tenant; provided, however, that neither Landlord nor any of Landlord's Representatives (nor any past, present or future board member, partner, trustee, director, member, officer, employee, agent, representative or advisor of any of them) shall under any circumstances be liable to Tenant for any exemplary, punitive, consequential or indirect damages (or for any interruption of or loss to business) incurred by Tenant in connection with or relating to this Lease.

15.2 (a) Except to the extent caused by the negligence or willful misconduct of Landlord or any Agent of Landlord, Tenant shall reimburse Landlord (as additional rent), and shall indemnify, defend upon request and hold Landlord harmless from and against all reasonable Costs suffered by or claimed against them, directly or indirectly, based on or arising out of, in whole or in part, (i) use and occupancy of the Premises or the business conducted therein, (ii) any negligent or willful act or omission of Tenant or any Agent, (iii) any breach of Tenant's obligations under this Lease, including failure to comply with Laws or surrender the Premises upon the expiration or earlier termination of the Lease Term, or (iv) any entry by Tenant or any Agent upon the Land prior to the Lease Commencement Date.

(b) Notwithstanding the foregoing, and except to the extent caused by the negligence or willful misconduct of Tenant or an Agent of Tenant, Landlord shall reimburse Tenant and shall indemnify and hold Tenant harmless from and against all

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DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 Costs suffered or claimed against Tenant as a result of Landlord’s negligence or willful misconduct in connection with the Common Areas of the Building and the Building Structure and Systems. 15.3 No landlord hereunder shall be liable for any obligation or liability based on or arising out of any event or condition occurring during the period that such landlord was not the owner of the Building or a landlord’s interest therein. Within five (5) days after request, Tenant shall attorn to any transferee landlord and execute, acknowledge and deliver any document submitted to Tenant con�rming such attornment provided such transferee assumes the obligations ofLandlord hereunder which accrue from and after the date ofthe transfer. 15.4 Tenant shall not have the right to set offor deduct any amount allegedly owed to Tenant pursuant to any claim against Landlord from any rent or other sum payable to Landlord. Tenant’s sole remedy for recovering upon such claim shall be to institute an independent action against Landlord, which action shall not be consolidated with any action of Landlord; provided, however, that the foregoing shall not prohibit Tenant from asserting a compulsory counterclaim in any proceeding instituted by Landlord against the Tenant that is required to be brought by applicable statute and will be deemed forever waived ifnot then asserted by Tenant. 15.5 If Tenant or any Agent is awarded a money judgment against Landlord, then recourse for satisfaction of suehjudgment shall be limited to execution against Landlord’s estate and interest in the Building and portions of the Project owned by Landlord, except if Tenant provides Landlord with written notice of a default by Landlord prior to Landlord selling the Building and diligently pursues a money judgment against Landlord relating to such default by Landlord, then Tenant shall be allowed to realize on such money judgement against any net proceeds received from Landlord’s sale ofthe Building No other asset of Landlord, and no asset of any of Landlord’s Representatives (or any past, present or future board member, partner. director, member, officer, trustee, employee, agent, representative or advisor of any of them (each, an “of�cer”)) or any other person or entity, shall be available to satisfy or be subject to any such judgment. No such Landlord's Representative,of�cer or other person or entity shall be held to have personal liability for satisfaction of any claim or judgment whatsoever under this Lease. ARTICLE XVI RULES 16.1 Tenant and Agents shall at all times abide by and observe the rules speci�ed in Exhibit C. Tenant and Agents shall also abide by and observe any other rule that Landlord may reasonably promulgate from time to time for the operation and maintenance of the Building, provided that written notice thereof is given and such rule is not inconsistent with the provisions of this Lease. All rules shall be binding upon Tenant and enforceable by Landlord as if they were contained herein. Nothing contained in this Lease shall be construed as imposing upon Landlord any duty or obligation to enforce such rules, or the terms, conditions or covenants contained in any other lease, as against any other tenant, and Landlord shall not be liable to Tenant for the violation of such rules by any other tenant or its employees, agents, assignees, WES | ‘28 l 20235811 38447770040317 27

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 subtenants, invitees or licensees. Landlord shall use reasonable efforts not to enforce any rule or regulation in a manner which unreasonably discriminates among similarly situated tenants. ARTICLE XVII DAMAGE OR DESTRUCTION 17.1 If the Premises or the Building are totally or partially damaged or destroyed thereby rendering the Premises totally or partially inaccessible or unusable, then Landlord shall diligently repair and restore the Premises and the Building to substantially the same condition they were in prior to such damage or destruction; provided, however, that if in Landlord’s reasonable judgment such repair and restoration cannot be completed within two hundred seventy (270) days after the occurrence of such damage or destruction (taking into account the time needed for effecting a satisfactory settlement with any insurance company involved, removal of debris, preparation of plans and issuance of all required governmental permits), then Landlord shall have the right to terminate this Lease by giving written notice of termination within forty �ve (45) days after the occurrence of such damage or destruction, provided that Landlord terminates the leases of all similarly situated tenants of the Building which have damage to such tenants’ premises within the Building. If this Lease is terminated pursuant to this Article, then rent shall be apportioned (based on the portion of the Premises which is usable or used after such damage or destruction) and paid to the earlier of the date oftermination or the date Tenant completely Vacates and abandons the Premises on account of such damage and Landlord shall be entitled to any insurance proceeds received by Tenant that are attributable to Tenant’s Work and other improvements insured or required to be insured by Tenant that would remain in the Premises at the end ofthe Lease Term. If this Lease is not terminated as a result of such damage or destruction, then until such repair and restoration of the Premises are substantially complete, Tenant shall be required to pay rent only for the portion of the Premises that is usable while such repair and restoration are being made; provided, however, that (x) if such damage or destruction was caused by the negligent or willful act or omission ofTenant or any Agent of Tenant, then Tenant shall not be entitled to any such rent reduction, except to the extent such rent reduction is covered by any rental loss insurance that Landlord is then carrying, and (y) if Tenant fails to immediately pay over to Landlord insurance proceeds when received from Tenant‘s insurance any such rent abatement shall end on the date when Landlord would have been able to substantially complete repair and restoration ofthe Premises had Tenant timely paid Landlord such insurance proceeds. After receipt of all insurance proceeds (including proceeds of insurance maintained by Tenant), Landlord shall proceed with and bear the expenses of such repair and restoration of the Premises and the Building; provided, however, that (a) if such damage or destruction was caused by the gross negligent or willful act or omission of Tenant or any Agent of Tenant, then Tenant shall pay Landlord’s deductible and the amount by which such expenses exceed the insurance proceeds, if any, actually received by Landlord on account of such damage or destruction (or, if Landlord fails to maintain the insurance required by Section 13.3, that Landlord would have received to the extent Landlord maintained such insurance required by Section 13.3), (b) Tenant shall pay the amount by which the cost of restoring any item which Landlord is required to restore and Tenant is required to insure exceeds the insurance proceeds received with respect thereto. and (c) Landlord shall not be required to repair or restore any tenant improvements installed in the Premises (except to the extent Landlord receives proceeds therefor from Tenant’s insurance), any Alterations or any other Wtsms 1262338 1 I 384471004056 28

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 contents of the Premises (including Tenant’s trade �xtures, decorations, furnishings, equipment or personal property), but Landlord shall give Tenant an additional ninety (90) days after the completion of Landlord’s repair and restoration work required under this Section 17.1 to complete Tenant’s restoration of any such tenant improvements or Alterations before Tenant‘s rental abatement rights under this Section 17.1 shall cease to the extent such rent reduction is covered by any rental loss insurance that Landlord is then carrying. Notwithstanding anything herein to the contrary, Landlord shall have the right to terminate this Lease (provided the leases of all other similarly situated tenants with damage to such tenants’ premises are likewise terminated) if(1) insurance proceeds plus deductibles are insuf�cient to pay the full cost of such repair and restoration (so long as Landlord maintains the insurance required by Section 13.3, (2) the holder of any Mortgage fails or refuses to make such insurance proceeds available for such repair and restoration, (3) zoning or other applicable Laws or regulations do not permit such repair and restoration, or (4) the damage to the Building exceeds thirty �ve percent (35%) ofthe replacement value ofthe Building, 17.2 If, within forty �ve (45) days after the occurrence of the damage or destruction described in Section 17.1, Landlord determines in its sole but reasonable judgment that the repairs and restoration cannot be substantially completed within two hundred seventy (270) days after the date of such damage or destruction, and provided Landlord does not elect to terminate this Lease pursuant to this Article, then Landlord shall promptly notify Tenant of such determination. For a period continuing through the later of the thirtieth (30th) day after the occurrence of the damage or destruction or the tenth (10th) day after receipt of such notice, Tenant shall have the right to terminate this Lease by providing written notice to Landlord (which date ofsuch termination shall be not more than thirty (30) days after the date of Tenant’s notice to Landlord). Notwithstanding any of the foregoing to the contrary, Tenant shall not have the right to terminate this Lease if the willful misconduct of Tenant or any Agent shall have caused the damage or destruction. Landlord and Tenant agree that their respective rights in the event of any casualty to the Premises shall be governed by the provisions set forth above in this Article, and the parties hereby waive the provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4, ofthe California Civil Code. ARTICLE XVIII CONDEMNATION 18.1 If one third or more of the Premises, or the use or occupancy thereof, shall be taken or condemned by any governmental or quasi—governmental authority for any public or quasi-public use or purpose or sold under threat of such a taking or condemnation (collectively, “condemned"), then this Lease shall terminate on the day prior to the date title thereto vests in such authority and rent shall be apportioned as of such date. If less than one third of the Premises or occupancy thereof is condemned, then this Lease shall continue in full force and effect as to the part of the Premises not so condemned, except that as of the date title vests in such authority Tenant shall not be required to pay rent with respect to the part ofthe Premises so condemned. Landlord shall notify ’l‘enant of any condemnation contemplated by this Section promptly after Landlord receives notice thereof. Within ten (10) days after receipt of such notice, Tenant shall have the right to terminate this Lease with respect to the remainder of the Premises not so condemned as of the date title vests in such authority if such condemnation WESTDS 1261358 I] 384477-004056 29

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 renders said remainder of the Premises totally unusable for their intended purpose. Notwithstanding anything herein to the contrary, if twenty five percent (25%) or more of the Land or the Building is condemned, then whether or not any portion of the Premises is condemned, Landlord shall have the right to terminate this Lease as of the date title vests in such authority. 18.2 All awards, damages and other compensation paid on account of such condemnation shall belong to Landlord, and Tenant assigns to Landlord all rights to such awards, damages and compensation, Tenant shall not make any claim against Landlord or such authority for any portion of such award, damages or compensation attributable to damage to the Premises, value of the unexpired portion of the Lease Term, loss of pro�ts, leasehold improvements or severance damages. Nothing contained herein, however, shall prevent Tenant from purSuing a separate claim against the authority for relocation expenses and for the value of furnishings, equipment and trade �xtures installed in the Premises at Tenant’s expense and which Tenant is entitled pursuant to this Lease to remove at the expiration or earlier termination of the Lease Term, Tenant’s moving and relocation costs and loss to Tenant‘s goodwill; provided that such claim shall in no way diminish the award, damages or compensation payable to or recoverable by Landlord in connection with such condemnation. Tenant’s moving and relocation costs and loss to Tenant‘s goodwill. Landlord and Tenant agree that their respective rights in the event of any condemnation or taking involving the Premises shall be governed by the provisions set forth above in this Article, and the parties hereby waive the provisions of Section 1265.130 of the California Code of Civil Procedure. ARTICLE XIX DEFAULT 19.1 If there shall be an Event of Default, then the provisions of Section 19.2 shall apply, Any notice given by Landlord pursuant to this Article or any other provision ofthis Lease may be the notice required or permitted pursuant to Section 1161 et seq. of the California Code of Civil Procedure or successor statutes provided that the notice is prepared and served upon Tenant in accordance with all requirements of Section 1161 et seq, of the California Code of Civil Procedure or successor statutes , and the provisions of this Lease shall not require the giving ofa notice in addition to such statutory notice to terminate this Lease and Tenant’s right to possession of the Premises. The periods herein specified within which Tenant is permitted to cure any default following notice from Landlord shall run concurrently with any cure period provided by applicable laws. 19.2 Upon an Event of Default, in addition to all other rights and remedies that may be available to Landlord pursuant to this Lease and applicable law, Landlord may exercise all or any one or more ofthe following remedies: (a) Landlord may. at its option, terminate this Lease by written notice to Tenant and recover possession of the Premises. Following such termination, Landlord may recover from Tenant damages arising from the default and the termination of this Lease, including without limitation the following: wasr‘axnezsss It 384477—004056 30

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 (i) T1e Worth at the Time of Award of the unpaid Base Rent and Additional Rent which had been earned at the time oftermination; plus (ii) T e Worth at the Time of Award of the amount by which the unpaid Base Rent and Additional Rent which would have been earned after termination unti the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iii) T16 Worth at the Time of Award of the amount by which the unpaid Base Rent and Additional Rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoiced; plus (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or waich in the ordinary course of things would be likely to result therefrom; plus (v) At Landlord’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by the laws of the State in which the Property is located As used in subsections (a)(i) and (ii) above, the “Worth at the Time of Award” shall be computed by allowing interest at the Default Rate. As used in subsection (a)(iii) above, the “Worth at the Time of Award” shall be computed by discounting such amount at the discount rate ofthe Federal Reserve Bank of San Francisco at the time ofaward plus one percent (1%). In connection with any exercise by Landlord ofthe rights provided herein, Tenant waives all rights of redemption or relief from forfeiture under Sections 1174 and 1 179 of the California Code of Civil Procedure and California Civil Code Section 3275 and under any other present or future law, in the event Tenant is evicted or Landlord otherwise lawfully takes possession of the Premises by reason of any default by Tenant (b) Landlord may exercise the remedy, described in Section 1951.4 of the California Civil Code (Landlord may continue the lease in effect after lessee’s breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Notwithstanding any election to continue this Lease in effect, Landlord may at any time thereafter elect to terminate this Lease or in any other manner exercise its rights and remedies for Tenant’s default, 19.3 Prior to an Event of Default being cured by Tenant, whether or not this Lease and/or Tenant’s right of possession is terminated, Landlord shall have the right during the pendency of such Event of Default, at its sole option, to not recognize any renewal or expansion right contained in this Lease and to grant or withhold any consent or approval pursuant to this Lease in its sole and absolute discretion. The provisions contained in this Section shall be in addition to, and shall not prevent the enforcement of, any claim Landlord may have against Tenant for anticipatory breach of this Lease (including, the right of injunction and the right to invoke any remedy allowed at law or in equity as if reentry. summary proceedings and other wesmstzezzss 11 384471004055 31

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 remedies were not provided for herein). If Landlord is entitled, or Tenant is required, pursuant to any provision hereof to take any action upon the end of the Lease Term, then Landlord shall be entitled, and Tenant shall be required, to take such action also upon the termination ofTenant’s right of possession. 19.4 All rights and remedies of Landlord set forth in this Lease are cumulative and in addition to all other rights and remedies available to Landlord at law or in equity, including those available as a result ofany anticipatory breach of this Lease. The exercise by Landlord of any such right or remedy shall not prevent the concurrent or subsequent exercise ofany other right or remedy. No delay or failure by Landlord or Tenant to exercise or enforce any of its respective rights or remedies or the other party’s obligations (except to the extent a time period is specified in this Lease therefor) shall constitute a waiver of any such or subsequent rights, remedies or obligations. Neither party shall be deemed to have waived any default by the other party unless such waiver expressly is set forth in a written instrument signed by the party against whom such waiver is asserted. If Landlord waives in writing any default by Tenant, such waiver shall not be construed as a waiver of any covenant, condition or agreement set forth in this Lease except as to the specific circumstances described in such written waiver. 19.5 If Landlord shall institute proceedings against Tenant and a compromise or settlement thereof shall be made, then the same shall not constitute a waiver of the same or of any other covenant, condition or agreement set forth herein, nor of any of Landlord’s rights hereunder. Neither the payment by Tenant of a lesser amount than the monthly installment of Base Rent, additional rent or of any sums due hereunder nor any endorsement or statement on any check or letter accompanying a check for payment of rent or other sums payable hereunder shall be deemed an accord and satisfaction. Landlord may accept the same without prejudice to Landlord’s right to recover the balance of such rent or other sums or to pursue any other remedy. Notwithstanding any request or designation by Tenant, Landlord may apply any payment received from Tenant to any payment then due. No reentry by Landlord, and no acceptance by Landlord of keys from Tenant, shall be considered an acceptance of a surrender of this Lease. 19.6 If an Event of Default by Tenant shall occur with respect to Tenant’s failure to make any payment to any third party or to do any act herein required to be made or done by Tenant, then Landlord may, after written notice to Tenant, but shall not be required to, make such payment or do such act. The taking of such action by Landlord shall not be considered a cure of such default by Tenant or prevent Landlord from pursuing any remedy it is otherwise entitled to in connection with such default. If Landlord elects to make such payment or do such act, then all expenses incurred by Landlord, plus interest thereon at the Default Rate from the date incurred by Landlord to the date of payment thereof by Tenant, shall constitute additional rent due hereunder. 19.7 If Tenant fails to make any payment of Base Rent, additional rent or any other sum on or before the date such payment is due and payable (without regard to any grace period). then Landlord shall have the right to impose upon Tenant in writing a late charge of five percent (5%) of the amount of such payment. In addition, such payment and such late fee shall bear interest at the Default Rate from the date such payment or late fee, respectively, bccame due to the date of payment thereof by Tenant. Such late charge and interest shall constitute additional rent due hereunder without any notice or demand. Notwithstanding the foregoing, no late charge WES/1981262338 1| 3844777004050 32

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 or interest shall be due on the �rst (and only the �rst) late payment of rent by Tenant in any calendar year unless Tenant fails to make such payment within �ve (5) days after its due date. 19.8 lntentionallyomitted. 19.9 lfmore than one natural person or entity shall constitute Tenant, then the liability of each such person or entity shall be joint and several. lf Tenant is a general partnership or other entity the partners or members of which are subject to personal liability, then the liability of each such partner or member shall bejoint and several. No waiver, release or modi�cation of the obligations of any such person or entity shall affect the obligations of any other such person or entity. ARTICLE XX BANKRUPTCY 20.l Upon occurrence of an Event of Bankruptcy, Landlord shall have all rights and remedies available pursuant to Article XIX; provided, however, that while a Case is pending. Landlord's right to terminate this Lease shall be subject, to the extent required by the Bankruptcy Code, to any rights of the Trustee to assume or assume and assign this Lease pursuant to the Bankruptcy Code. After the commencement of a Case: (i) Trustee shall perform all post- petition obligations of Tenant under this Lease; and (ii) if Landlord is entitled to damages (including unpaid rent) pursuant to the terms of this Lease, then all such damages shall be entitled to administrative expense priority pursuant to the Bankruptcy Code. Tenant acknowledges that this Lease is a lease of nonresidential real property and therefore Tenant, as the debtor in possession, or the Trustee shall not seek or request any extension of time to assume or reject this Lease or to perform any obligations ofthis Lease which arise from or after the order of relief. Any person or entity to which this Lease is assigned pursuant to the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of assignment, and any such assignee shall upon request execute and deliver to Landlord an instrument con�rming such assumption. Trustee shall not have the right to assume or assume and assign this Lease unless Trustee promptly (a) cures all defaults under this Lease, (b) compensates Landlord for damages incurred as a result of such defaults, (c) provides adequate assurance of future performance on the part of Trustee as debtor in possession or Trustee’s assignee, and (d) complies with all other requirements of the Bankruptcy Code, If Trustee desires to assume and assign this Lease to any person who shall have made a bona fide offer, then Trustee shall give Landlord written notice of such proposed assignment (which notice shall set forth the name and address of such person, all of the terms and conditions of such offer, and the adequate assurance to be provided Landlord to assure such person’s future performance under this Lease) no later than �fteen (l5) days after receipt by Trustee of such offer, but in no event later than thirty (30) days prior to the date Trustee shall make application to the appropriate court for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option. to be exercised by notice to Trustee given at any time prior to the effective date of such proposed assignment, to accept (or to cause Landlord’s designee to accept) an assignment ofthis Lease upon the same terms and conditions and for the same consideration, if any, as the bona �de offer made by such person, less any brokerage commissions which may be payable out ofthe consideration to be paid by such person WESTQSIZGZSSS 11 3844777004056 33

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 for the assignment ofthis Lease. If Trustee fails to assume or assume and assign this Lease in accordance with the requirements of the Bankruptcy Code within sixty (60) days after the initiation of the Case (or such other period as may be provided by the Bankruptcy Code or allowed by the United States Bankruptcy Court for same), then Trustee shall be deemed to have rejected this Lease. If this Lease is rejected or deemed rejected, then Landlord shall have all rights and remedies available to it pursuant to Article XIX. 1f Tenant’s current �nancial statements are not otherwise publicly available, then at any time during the Term, upon not less than five (5) days prior written notice, Tenant shall provide Landlord with the most current financial statement for Tenant and any such person and �nancial statements for the two (2) years prior to the current �nancial statement year and Landlord shall hold statements in strict confidence and shall inform any lender, investor or potential purchaser to likewise hold such statements in con�dence. Such statements are to be certified by Tenant to be true, correct and complete, prepared in accordance with generally accepted accounting principles and, if it is the normal practice of Tenant, audited by any independent certified public accountant ARTICLE XXI SUBORDINATION 21.1 This Lease is subject and subordinate to the lien, provisions, operation and effect of all Mortgages, to all funds and indebtedness intended to be secured thereby, and to all renewals, extensions, modi�cations, recastings or refinancings thereof. Said subordination and the provisions of this Section shall be self-operative and no further instrument of subordination shall be required to effectuate such subordination. The holder of any Mortgage to which this Lease is subordinate shall have the right (subject to any required approval of the holders of any superior Mortgage) at any time to declare this Lease to be superior to the lien, provisions, operation and effect of such Mortgage. As of the date of this Lease, there are no mortgagees or deeds oftrust encumbering the Building or Premises. 21.2 Tenant shall at Landlord's request promptly execute any requisite document con�rming such subordination; provided that, Landlord uses commercially reasonable efforts to obtain a non-disturbance agreement from any lender in which Landlord requests Tenant to provide a subordination agreement. Tenant waives the provisions of any statute or rule of law now or hereafter in effect which may give or purport to give Tenant any right to terminate or otherwise adversely affect this Lease and Tenant’s obligations hereunder in the event any foreclosure proceeding is prosecuted or completed or in the event the Building, the Land or Landlord’s interest therein is transferred by foreclosure, by deed in lieu of foreclosure or otherwise. lfthis Lease is not extinguished upon any such transfer or by the transferee following such transfer, then, at the request of such transferee and assumption of Landlord’s obligations as required hereby, Tenant shall attorn to such transferee and shall recognize such transferee as the landlord under this Lease. Tenant agrees that upon any such artornment, such transferee shall not be (a) bound by or required to credit Tenant with any prepayment of the Base Rent or additional rent more than thirty (30) days in advance or any deposit, rental security or any other sums deposited with any prior landlord under the Lease (including Landlord) except to the extent said sum is actually received by such transferee. (b) bound by any amendment, modification or termination of this Lease that is not otherwise expressly contemplated by this Lease (e.g., an amendment resulting from the exercise of an express extension option) made without the consent \\'EST\181162358.1| 334471004056 34

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 of the holder of each Mortgage existing as of the date of such amendment, (c) liable for any breach, act or omission of any prior landlord under the Lease (including Landlord) or any damages arising therefrom (but the successor landlord shall be obligated to cure any defaults by a prior landlord that are of a continuing nature (cg, repair and maintenance obligations); (d) subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord), (e) liable for any late completion of any construction of the Premises or tenant improvement work to the Premises commenced or agreed to by any prior landlord under the Lease (including Landlord), (f) liable for payment of any damages, fees or penalties payable by any landlord under the Lease (including Landlord) to Tenant including but not limited to fees or penalties for failure to deliver the Premises in a timely fashion, or (g) bound by any obligation which may appear in this Lease to pay any sum of money to Tenant; provided, however, that after succeeding to Landlord’s interest under this Lease, such transferee shall agree to perform in accordance with the terms of this Lease all obligations of Landlord arising after the date of transfer. Within ten (10) days after the request of such transferee, Tenant shall execute, acknowledge and deliver any requisite or appropriate document submitted to Tenant con�rming such attornment. ARTICLE XXII HOLDING OVER 22.1 Tenant acknowledges that it is extremely important that Landlord have substantial advance notice of the date on which Tenant will vacate the Premises, and that if Tenant fails to surrender the Premises or any portion thereof at the expiration or earlier termination ofthe Lease Term, then it will be conclusively presumed that the value to Tenant of remaining in possession, and the loss that will be suffered by Landlord as a result thereof, far exceed the Base Rent and additional rent that would have been payable had the Lease Term continued during such holdover period. Therefore, if Tenant (or anyone claiming through Tenant) does not immediately surrender the Premises or any portion thereof upon the expiration or earlier termination of the Lease Term, then the Base Rent payable by Tenant hereunder shall be increased to equal the following percentages of the Base Rent that would have been payable pursuant to the provisions of this Lease if the Lease Term had continued during such holdover period: one hundred �fty percent (150%) for each of the �rst (I st) and second (2nd) months of such holdover; and two hundred percent (200%) for each month thereafter. Such Base Rent shall be computed by Landlord and, and along with all additional rent payable by Tenant under this Lease, shall be paid by Tenant on a monthly basis and shall be payable on the first day of such holdover period and the first day of each calendar month thereafter during such holdover period until the Premises have been vacated, Notwithstanding any other provision of this Lease, Landlord‘s acceptance of such rent shall not in any manner adversely affect Landlord’s other rights and remedies, including Landlord's right to evict Tenant and to recover all damages. Any such holdover shall be deemed to be a tenancy at sufferance and not a tenancy at will or tenancy from mouth to month. In no event shall any holdover be deemed a permitted extension or renewal of the Lease Term, and nothing contained herein shall be construed to constitute Landlord‘s consent to any holdover or to give Tenant any right with respect thereto. WEST‘281262358 | 1 334477004050 35

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1

ARTICLE XXIII

COVENANTS OF LANDLORD

23.1 Landlord covenants that it has the right to enter into this Lease, and that if Tenant shall perform timely all of its obligations hereunder, then, subject to the provisions of this Lease, Tenant shall during the Lease Term peaceably and quietly occupy and enjoy the full possession of the Premises (i.e., quiet enjoyment) without hindrance by Landlord, its employees or agents.

23.2 Subject to other applicable terms and provisions expressly provided in this Lease, Landlord reserves the following rights: (a) to change the street address and name of the Building provided that Tenant's access to the Premises is not permanently, materially and adversely affected; (b) to change the arrangement and location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of, and make additions to, the Building provided that Tenant's access to the Premises is not permanently, materially and adversely affected; (c) to erect, use and maintain pipes, wires, structural supports, ducts and conduits in and through the plenum areas of the Premises; (d) to grant to anyone the exclusive right to conduct any particular business in the Building not inconsistent with Tenant's permitted use of the Premises; (e) to exclusively use and/or lease the roof areas, the sidewalks and other exterior areas; (f) to resubdivide the Land or to combine the Land with other lands; (g) to relocate any parking areas designated for Tenant's use, provided the same are on the Land; (h) intentionally omitted; (i) to construct improvements (including kiosks) on the Land and in the public and Common Areas of the Building; (j) to prohibit smoking in the entire Building or portions thereof (including the Premises), so long as such prohibitions are in accordance with applicable law; and (k) if any excavation or other substructure work shall be made or authorized to be made upon land adjacent to the Building or the Land, to enter the Premises for the purpose of doing such work as is required to preserve the walls of the Building and to preserve the land from injury or damage and to support such walls and land by proper foundations. Subject to the other applicable terms and provisions expressly provided in this Lease, Landlord may exercise any or all of the foregoing rights without being deemed to be guilty of an eviction, actual or constructive, or a disturbance of Tenant's business or use or occupancy of the Premises and Tenant shall have no claim against Landlord in connection therewith. With respect to (b), (c), (e), (g), (i) and (k) above, Landlord shall use commercially reasonable efforts to minimize interference with Tenant's normal business operations in the Premises (subject, however, in all cases to governmental requirements, emergencies and/or temporary maintenance and repair activities).

ARTICLE XXIV

PARKING

24.1 During the Lease Term, at no additional charge to Tenant, Tenant and its employees, visitors and other invitees shall be entitled to use unreserved parking spaces for standard sized passenger automobiles in the Parking Facilities in an amount equal to the Parking Space Allotment, subject to Landlord's rights pursuant to the remainder of this Section and such reasonable rules and regulations as Landlord may establish from time to time. Such parking shall be in non-exclusive, unassigned spaces on a self-park, attendant-park, valet or other basis,

WEST\281262358.11
384477-000056

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DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1

as from time to time prescribed by Landlord. Tenant shall not use the Parking Facilities for the servicing or extended storage of vehicles. Tenant shall not assign, sublet or transfer any permits hereunder, except in connection with any assignment or sublease permitted pursuant to Article VII hereof where parking is provided for in the sublease or assignment. Landlord reserves the right to institute either a Parking Facilities operator system, which may include self-park, attendant-park, valet or other parking arrangements, or to otherwise change the parking system. Tenant and its employees shall observe reasonable safety precautions in the use of the Parking Facilities or any other parking area and shall at all times abide by all reasonable rules and regulations governing the use of the Parking Facilities. Tenant acknowledges that particular parking facilities, areas or spaces may designated for exclusive use by particular tenants, occupants, visitors or other users, either generally or at particular times, and Tenant shall comply with all such designations and cause its employees, visitors and other invitees to do the same. Landlord reserves the right to close the Parking Facilities or any other parking area during periods of unusually inclement weather or for alterations, improvements or repairs. Landlord does not assume any responsibility, and shall not be held liable, for any damage or loss to any automobile or personal property in or about the Parking Facilities, or for any injury sustained by any person in or about the Parking Facilities. Landlord shall not be liable to Tenant and this Lease shall not be affected if any parking rights hereunder are impaired by any Law imposed after the Lease Commencement Date. Landlord reserves the right to determine whether the Parking Facilities are becoming crowded and to allocate and assign parking spaces among Tenant and the other tenants provided that the Parking Allotment will not be reduced thereby. It is understood and agreed that Landlord assumes no responsibility, and shall not be held liable, for any damage or loss to any automobiles parked in the Parking Facilities or to any personal property located therein, or, except to the extent caused by the gross negligence or willful misconduct of Landlord or any of Landlord's Agents, for any injury sustained by any person in or about the Parking Facilities.

ARTICLE XXV

GENERAL PROVISIONS

25.1 Tenant acknowledges that neither Landlord nor any broker, agent or employee of Landlord has made any representation or promise with respect to the Premises or any portion of the Building except as herein expressly set forth, and no right, privilege, easement or license is being acquired by Tenant except as herein expressly set forth.

25.2 Nothing contained in this Lease shall be construed as creating any relationship between Landlord and Tenant other than that of landlord and tenant, and no estate shall pass out of Landlord. Tenant shall not use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises, use the name of the Building as Tenant's business address after Tenant vacates the Premises, or do or permit to be done anything in connection with Tenant's business or advertising which in the reasonable judgment of Landlord may reflect unfavorably on Landlord or the Building or confuse or mislead the public as to any apparent connection or relationship between Landlord, the Building and Tenant.

25.3 Landlord and Tenant each warrants to the other that in connection with this Lease it has not employed or dealt with any broker, agent or finder, other than the Brokers. It is

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DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 understood that Landlord shall pay the Brokers pursuant to separate agreements. Tenant shall indemnify and hold Landlord harmless from and against any claim for brokerage or other commissions, or for a lien under any applicable broker’s lien law, asserted by any broker, agent or �nder employed by Tenant or with whom Tenant has dealt, other than the Brokers. Landlord shall indemnify and hold Tenant harmless from and against any claim for brokerage or other commissions asserted by the Brokers and any other broker, agent or finder employed by Landlord or with whom Landlord has dealt. Tenant’s and Landlord’s indemnities set forth in this Section shall survive the expiration or earlier termination ofthe Lease Term. 25.4 At any time and from time to time, upon not less than ten (10) days" prior written notice, Tenant and each subtenant, assignee, licensee or concessionaire or occupant of Tenant shall execute, acknowledge and deliver to Landlord and/or any other person or entity designated by Landlord, a written statement certifying: (a) that this Lease is unmodi�ed and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modi�ed and stating the modi�cations); (b) the dates to which the rent and any other charges have been paid; (0) to Tenant’s knowledge, whether or not Landlord is in default in the performance of any obligation, and if so, specifying the nature of such default; (d) the address to which notices to Tenant are to be sent; (e) that this Lease is subject and subordinate to all Mortgages encumbering the Building or the Land, subject to Tenant’s rights and Landlord’s obligations under Article XXI; (1‘) that Tenant has accepted the Premises and that all work thereto has been completed (or if such work has not been completed, specifying the incomplete work); and (g) such other matters as Landlord may reasonably request. Any such statement may be relied upon by any owner of the Building or the Land, any prospective purchaser of the Building or the Land, any holder or prospective holder of a Mortgage or any other person or entity. Tenant acknowledges that time is of the essence to the delivery of such statements and that Tenant’s failure to deliver timely such statements may cause substantial damages resulting from, for example, delays in obtaining financing. 25.5 LANDLORD, TENANT, ALL GUARANTORS AND ALL GENERAL PARTNERS EACH WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHTIN CONNECTIONWITH ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT HEREUNDER, TENANT’S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM OF INJURY OR DAMAGE. TENANT CONSENTS TO SERVICE OF PROCESS AND ANY PLEADING RELATING TO ANY SUCH ACTION AT THE PREMISES; PROVIDED, HOWEVER, THAT NOTHING HEREIN SHALL BE CONSTRUED AS REQUIRING SUCH SERVICE AT THE PREMISES. TENANT WAIVES ANY RIGHT TO RAISE ANY NON—COMPULSORY COUNTERCLAIM IN ANY SUMMARY OR EXPEDITED ACTION OR PROCEEDING INSTITUTED BY LANDLORD, LANDLORD, TENANT, ALL GUARANTORS AND ALL GENERAL PARTNERS EACH WAIVES ANY OBJECTION TO THE VENUE OF ANY ACTION FILED IN ANY COURT SITUATED IN THE JURISDICTION IN WHICH THE BUILDING IS LOCATED, AND WAIVES ANY RIGHT, CLAIM OR POWER, UNDER THE DOCTRINE OF FORUM NON CONVENIENS OR OTHERWISE, TO TRANSFER ANY SUCH ACTION TO ANY OTHER COURT. WES'I‘281262358 I I 384471004056 3 8

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1

25.6 All notices or other communications required under this Lease shall be in writing and shall be deemed duly given and received when delivered in person (with receipt therefor), on the next business day after deposit with a recognized overnight delivery service, or on the second day after being sent by certified or registered mail, return receipt requested, postage prepaid, to the following addresses: (a) if to Landlord, at the Landlord Notice Address specified in Article I; (b) if to Tenant, at the Tenant Notice Address specified in Article I. Either party may change its address for the giving of notices by written notice given in accordance with this Section. If Landlord or the holder of any Mortgage notifies Tenant in writing that a copy of any notice to Landlord shall be sent to such holder at a specified address, then Tenant shall send (in the manner specified in this Section and at the same time such notice is sent to Landlord) a copy of each such notice to such holder, and no such notice shall be considered duly sent unless such copy is so sent to such holder. Any such holder shall have thirty (30) days after receipt of such notice to cure any Landlord default before Tenant may exercise any remedy (provided that in the case of a Landlord default arising from an act or omission which cannot be reasonably remedied within said thirty (30) day period, then the holder of any Mortgage shall have as long as reasonably necessary to remedy such act or omission provided that (i) such holder commences such remedy and notifies Tenant within said thirty (30) day period of holder's desire to remedy, and (ii) holder pursues completion of such remedy with due diligence following such giving of notice and following the time when holder should have become entitled under the Mortgage to remedy the same). Any cure of Landlord's default by such holder shall be treated as performance by Landlord.

25.7 Each provision of this Lease shall be valid and enforceable to the fullest extent permitted by law. If any provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, then such provision shall be deemed to be replaced by the valid and enforceable provision most substantively similar to such invalid or unenforceable provision, and the remainder of this Lease and the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby. Nothing contained in this Lease shall be construed as permitting Landlord to charge or receive interest in excess of the maximum rate allowed by law.

25.8 Feminine, masculine or neuter pronouns shall be substituted for those of another form, and the plural or singular shall be substituted for the other number, in any place in which the context may require such substitution.

25.9 The provisions of this Lease shall be binding upon and inure to the benefit of the parties and each of their respective representatives, successors and assigns, subject to the provisions herein restricting assignment or subletting.

25.10 This Lease contains and embodies the entire agreement of the parties hereto and supersedes all prior agreements, negotiations, letters of intent, proposals, representations, warranties, understandings, suggestions and discussions, whether written or oral, between the parties hereto. Any representation, inducement, warranty, understanding or agreement that is not expressly set forth in this Lease shall be of no force or effect. This Lease may be modified or changed in any manner only by an instrument signed by both parties. This Lease includes and incorporates all exhibits, schedules and riders attached hereto. Tenant shall, at Landlord's request, promptly execute any requisite document, certificate or instrument that is reasonably

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DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 necessary or desirable to clarify or carry out the force and effect of any terms or conditions of, or obligation of Tenant under, this Lease. 25.11 This Lease shall be governed by the Laws of the jurisdiction in which the Building is located, without regard to the application of choice of law principles There shall be no presumption that this Lease be construed more strictly against the party who itself or through its agent prepared it (it being agreed that all parties hereto have participated in the preparation of this Lease and that each party had the opportunity to consult legal counsel before the execution of this Lease). No custom or practice which may evolve between the parties in the administration ofthe terms ofthis Lease shall be construed to waive Landlord’s right to insist on Tenant’s strict performance of the terms ofthis Lease. 25.12 Headings are used for convenience and shall not be considered when construing this Lease. 25.13 The submission of an unsigned copy of this document to Tenant shall not constitute an offer or option to lease the Premises. This Lease shall become effective and binding on y upon execution and delivery by both Landlord and Tenant. 25. 4 Time is ofthe essence with respect to each ofTenant’s and Landlordis obligations hereunder. 25. 5 This Lease may be executed in multiple counterparts, each of which shall be deemed an original and all of which together constitute one and the same document. Faxed signatures or emailed PDF signatures shall have the same binding effect as original signatures. 25. 6 Neither this Lease nor a memorandum thereof shall be recorded. 25. 7 Landlord reserves the right to make reasonable changes and modifications to the plans and speci�cations for Building without Tenant’s consent, provided such changes or modifications do not materially and adversely change the character of same. 25. 8 Except as otherwise provided in this Lease, any additional rent or other sum owed by Tenant to Landlord, and any cost, expense, damage or liability incurred by Landlord for which Tenant is liable, shall be considered additional rent payable pursuant to this Lease to be paid by Tenant no later than thirty (30) days after the date Landlord noti�es Tenant of the amount thereof. 25.19 Tenant’s liabilities and obligations with respect to the period prior to the expiration or earlier termination of the Lease Term shall survive such expiration or earlier termination. Landlord’s liabilities and obligations with respect to refund of the security deposit or overpayments by Tenant of Real Estate Taxes or Operating Charges, if and to the extent required by the provisions of this Lease, shall survive the expiration or earlier termination of this Lease. 25.20 If Landlord or Tenant is in any way delayed or prevented from performing any obligation (except, with respect to Tenant, its obligations to pay rent and other sums due under this Lease, any obligation set forth in Exhibit B. any obligation with respect to insurance WHS'I \281261358 11 3844774104056 40

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 pursuant to Article XIII, any obligation to give notice with respect to extensions, expansions or otherwise, and any holdover) due to �re, act of God, governmental act or failure to act, strike, labor dispute, inability to procure materials, or any cause beyond Landlord‘s 0r Tenant’s (as applicable) reasonable control (whether similar or dissimilar to the foregoing events), then the time for performance of such obligation shall be excused for the period of such delay or prevention and extended for a period equal to the period of such delay or prevention. No force majeure event shall delay the Lease Commencement Date or excuse the timely payment of all items of rent by Tenant or restrict any express rent abatement or termination right that Tenant may have under this Lease. Financial disability or hardship shall never constitute a force majeure event. 25.21 Landlord’s review, approval and consent powers (including the right to review plans and specifications) are for its benefit only. Such review, approval or consent (or conditions imposed in connection therewith) shall be deemed not to constitute a representation concerning legality, safety or any other matter. 25.22 The deletion of any printed, typed or other portion ofthis Lease shall not evidence the parties’ intention to contradict such deleted portion. Such deleted portion shall be deemed not to have been inserted in this Lease. 25.23 At the expiration or earlier termination ofthe Lease Term, Tenant shall deliver to Landlord all keys and security cards to the Building and the Premises, whether such keys were furnished by Landlord or otherwise procured by Tenant, and shall inform Landlord of the combination of each lock, safe and vault, if any, in the Premises. 25.24 Tenant and Landlord each represents and warrants to the other party that the person executing and delivering this Lease on it is duly authorized to so act; that it is duly organized, is qualified to do business in the jurisdiction in which the Building is located, is in good standing under the Laws of the state of its organization and the Laws of the jurisdiction in which the Building is located, and has the power and authority to enter into this Lease; that it is not, and the entities or individuals constituting it or which may own or control it or which may be owned or controlled by it are not, among the individuals or entities identi�ed on any list compiled by the US. Government for the purpose of identifying suspected terrorists, and it is not engaging in this transaction on behalf of any such individual or entity; that it is not in violation of any anti-money laundering Law; and that all action required to authorize it and such person to enter into this Lease has been duly taken. 25.25 Any elimination or shutting off of light, air, or view by any structure which may be erected on lands adjacent to the Building, or any noise in connection with activities permitted by this Lease, shall in no way effect this Lease or impose any liability on Landlord. 25.26 In the event Landlord or Tenant is required or elects to take legal action against the other party to enforce the provisions of this Lease, then the prevailing party in such action shall be entitled to collect from the other party its costs and expenses incurred in connection with the legal action (including reasonable attorneys’ fees and court costs). Notwithstanding the foregoing, if Landlord shall take any legal action for collection of rent or file any eviction proceedings (whether summary or otherwise) for the nonpayment of rent, and Tenant shall make \V‘EST081262358.[I 334477-004056 41

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 payment of such rent prior to the rendering of any judgment, the Landlord shall be entitled to collect and Tenant shall pay as additional rent all �ling fees and other costs in connection therewith (including reasonable attorneys’ fees). 25.27 (a) Tenant acknowledges that, in accordance with the terms of a grant deed from The Redevelopment Agency of the City of East Palo Alto (the “RedevelopmentAgency”) to Landlord’s predecessor—in—interest(“Grantee”), this Lease is required to include, and Tenant, as lessee, hereby agrees to, the following: “The lessee herein covenants by and for itself, its heirs, executors, administrators and assigns, and all persons claiming under or through the Grantee, and this lease is made and accepted upon and subject to the following conditions: That there shall be no discrimination against or segregation of, any person or group of persons on account of race, color, creed, religion, sex, marital status, national origin or ancestry in the leasing, subleasing, transferring, use, occupancy, tenure or enjoyment of the land herein leased, nor shall the lessee, or any person claiming under or through the lessee, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of tenants, lessees, subtenants or vendees in the land herein leased.” (b) Tenant acknowledges that, in accordance with the terms of a First Amended and Restated Disposition and Development Agreement for the Project dated May 18, 1999, as the same may have been or be amended from time to time (the “Disposition and Development Agreement”), this Lease is required to include, and Tenant, as lessee, hereby agrees to, the following: The lessee herein covenants for the lessee and lessee’s heirs, personal representativesand assigns and all persons claiming under the lessee or through the lessee that this lease is made subject to the condition that there shall be no discrimination against or segregation of any person or of a group of persons on account of race, color, religion, creed, sex, sexual orientation, marital status, ancestry or national original in the leasing, subleasing, transferring, use, occupancy, tenure or enjoyment of the land herein leased nor shall the lessee or any person claiming under or through the lessee establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy oftenants, lessees, sublessee, subtenants, or vendees in the land herein leased. (c) Tenant acknowledges that the requirements of the First Source Hiring Policy of the Redevelopment Agency are included in this Lease in accordance with the Disposition and Development Agreement, and that Tenant will be responsible to the Redevelopment Agency and the City of East Palo Alto to comply with the provisions of such policy applicable to Tenant. (d) Tenant acknowledges that, in accordancewith the terms of the Disposition and Development Agreement and a Development Agreement for the Project, as the same may have been or be amended from time to titne (the “Development Agreement"), Landlord will maintain a Transportation Demand Management (“TDM”) Program. WES “181262358. 1 | 384471004056 42

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 Tenant shall provide and require its employees at the Premises to provide to the coordinator of the TDM Program information pertinent to car and van pooling, and Tenant shall comply and require such employees to comply with other reasonable TDM reporting requirements. wr—zs l 081262338 n 384471004056 43

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year �rst above written. LANDLORD: COLUMBIA REIT ~ UNIVERSITY CIRCLE, LP, a Delaware limited partnership By: Columbia REIT — University Circle GP, LLC, a Delaware limited liability company, its general partner By: Columbia Property Trust Operating Partnership, LP, a Delaware limited partnership, its sole member By: Columbia Property Trust, Inc., a Maryland corporation, its general partner Name: David Dowdney Title: SVP Date: July 19, 2018 TENANT: /"//é,1r>fgz, /UC9<3H} raw Title: (1/30 Date: (9'? (15% t9

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 RIDER 1 — GENERAL DEFINITIONS ADA: the Americans with Disabilities Act and the regulations promulgated thereunder, as the same may be amended from time to time. Af�liate of Tenant: (i) a corporation or other business entity (a “successor corporation”) into or with which Tenant shall be merged or consolidated, or to which substantially all of the assets or stock of Tenant may be transferred or sold, provided that such successor corporation shall have a net worth and liquidity factor at least equal to the net worth and liquidity factor of Tenant as of the date hereof or otherwise reasonably acceptable to Landlord taking into account the fact that the original Tenant under this Lease is not being released, and provided that the successor corporation shall assume in writing all of the obligations and liabilities of Tenant under this Lease and the proposed use ofthe Premises is in compliance with Article VI; or (ii) a corporation or other business entity (a “related corporation”) which shall control, be controlled by or be under common control with Tenant, shall have a net worth and liquidity factor at least equal to the net worth and liquidity factor of Tenant as of the date hereof or otherwise reasonably acceptable to Landlord taking into account the fact that the original Tenant under this Lease is not being released, and provided that such related Corporation shall assume in writing all of the obligations and liabilities of Tenant under this Lease (without relieving Tenant therefrom) and the proposed use of the Premises is in compliance with Article VI. For purposes of clause (ii) above, “control” shall be deemed to be ownership of more than fifty percent (50%) of the stock or other voting interest ofthe controlled corporation or other business entity. Agents: any agent, employee, subtenant, assignee, contractor, client, family member, licensee, customer, invitee or guest of a party. Alterations: any structural or other alterations, decorations, additions, installations, demolitions, improvements or other changes to the Premises made by or on behalf ofTenant. Bankruptcy Code: Title 1 l ofthe United States Code, as amended. Building Structure and Systems: the exterior and common area walls, main lobby in the Building, slab floors, exterior windows, load bearing elements, foundations, roof and common areas that form a part of the Building, and the building standard mechanical, electrical, HVAC and plumbing systems, pipes and conduits that are provided by Landlord in the operation of the Building. Cabling: telephone, computer and other communications and data systems and cabling. Case: a formal proceeding in which Tenant is the subject debtor under the Bankruptcy Code. Common Areas: those common and public areas and facilities of the Building and improvements to the Land which are from time to time provided by Landlord for the use or benefit of tenants in the Building or for use or benefit by the public in general, including (a) access corridors, elevator foyers and core bathrooms, to the extent the same are not located on �oors of the Building fully leased to a single tenant. and (b) Building wide mailrooms, fire rooms, vending areas, health and fitness facilities, janitorial areas and other similar facilities of the Building, and (c) any and all non—exclusive grounds, parks. landscaped areas, plazas, outside wusmsrzszssg u 384-1777004036 l

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 sitting areas, sidewalks, tunnels, pedestrian ways, sky bridges, loading docks, and (d) generally all other common and public improvements on the Land. Construction Drawings: the architectural, mechanical and engineering working drawings that de�ne the total scope of work to be performed by Tenant in sufficient detail to secure required permits from the local jurisdiction and that include, without limitation: key plan; all legends and schedules; construction plan; re�ected ceiling plan; telephone and electrical outlet location plan; �nish plan; and all architectural details, elevations and specifications necessary to construct the Premises. Cosmetic Changes: those minor, non—structural Alterations of a decorative nature consistent with a �rst—class office building for which a building permit is not required and which cost (including installation) in the aggregate less than Fifty Thousand Dollars ($50,000) per project or series of related projects (as reasonably determined by Landlord), such as painting, carpeting and hanging pictures. Costs: any costs, damages, claims, liabilities, expenses (including reasonable attorneys’ fees), losses, penalties and court costs, Default Rate: the lesser of (a) the highest amount allowed by applicable Law, and (b) the greater of(i) �fteen percent (15%) per annum, or (ii) the rate per annum which is five (5) whole percentage points higher than the Prime Rate published in the Money Rates section of the Lall Street Journal. Environmental Default: any of the following by Tenant or any Agent of Tenant: a violation of an Environmental Law; a release, spill or discharge of a Hazardous Material on or from the Premises, the Land or the Building; an environmental condition requiring responsive action; or an emergency environmental condition. Environmental Law: any present and future Law and any amendments(whether common law, statute, rule, order, regulation or otherwise), permits and other requirements or guidelines of governmental authorities applicable to the Building or the Land and relating to the environment and environmental conditions or to any Hazardous Material (including CERCLA, 42 U.S.C. § 9601 et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. § 6901 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 1801 et seq., the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq., the Clean Air Act, 42 U.S.C. § 7401 et seq., the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq., the Safe Drinking Water Act, 42 U.S.C. § 300f et seq., the Emergency Planning and Community Right To Know Act, 42 U.S.C. § 1101 et seq., the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq., and any so called “Super Fund” or “Super Lien” law, any Law requiring the filing of reports and notices relating to hazardous substances, environmental laws administered by the Environmental Protection Agency, and any similar state and local Laws, all amendments thereto and all regulations, orders, decisions, and decrees now or hereafter promulgated thereunder concerning the environment, industrial hygiene or public health or safety). ERISA: the Employee Retirement Income Security Act of 1974, as amended. WES'l'QS 1 163358. ll 384477-004056 2

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1

Event of Bankruptcy: the occurrence with respect to any of Tenant, any Guarantor or any other person liable for Tenant's obligations hereunder (including any general partner of Tenant) of any of the following: (a) such person becoming insolvent, as that term is defined in the Bankruptcy Code or Insolvency Laws; (b) appointment of a receiver or custodian for any property of such person, or the institution of a foreclosure or attachment action upon any property of such person; (c) filing by such person of a voluntary petition under the provisions of the Bankruptcy Code or Insolvency Laws; (d) filing of an involuntary petition against such person as the subject debtor under the Bankruptcy Code or Insolvency Laws, which either (1) is not dismissed within sixty (60) days after filing, or (2) results in the issuance of an order for relief against the debtor; (e) such person making or consenting to an assignment for the benefit of creditors or a composition of creditors; (f) such person knowingly submitting (either before or after execution hereof) to Landlord any financial statement containing any material inaccuracy or omission; or (g) an admission by Tenant or Guarantor of its inability to pay debts as they become due.

Event of Default: any of the following: (a) Tenant's failure to make when due any payment of the Base Rent, additional rent or other sum, which failure shall continue for a period of three (3) days after written notice thereof from Landlord; (b) Tenant's failure to perform or observe any covenant or condition of this Lease not otherwise specifically described in Section 19.1, which failure shall continue for a period of ten (10) days after Landlord sends Tenant written notice thereof; provided, however, that if such cure cannot reasonably be effected within such ten (10) day period and Tenant begins such cure promptly within such ten (10) day period and is pursuing such cure in good faith and with diligence and continuity during such ten (10) day period, then, except in the event of an emergency, Tenant shall have such additional time as is reasonably necessary to effect such cure (not to exceed ninety (90) days in total); (c) Tenant's abandonment of the Premises; (d) an Event of Bankruptcy; (e) Tenant's dissolution or liquidation; (f) any Environmental Default; or (g) any sublease, assignment or mortgage not permitted by Article VII; or (h) Tenant's failure to pay any sum or perform or observe any covenant or condition of this Lease when required under this Lease (without regard to any grace period otherwise allowed) more than twice during any twelve month period during the Lease Term.

Final Construction Drawings: the Construction Drawings as approved (or deemed approved pursuant to Exhibit B) by Tenant and Landlord.

Hazardous Materials: (a) asbestos and any asbestos containing material and any substance that is then defined or listed in, or otherwise classified pursuant to, any Environmental Law or any other applicable Law as a "hazardous substance," "hazardous material," "hazardous waste," "infectious waste," "toxic substance," "toxic pollutant" or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, or Toxicity Characteristic Leaching Procedure (TCLP) toxicity, (b) any petroleum and drilling fluids, produced waters, and other wastes associated with the exploration, development or production of crude oil, natural gas, or geothermal resources, (c) toxic mold, mildew or any substance that reasonably can be expected to give rise to toxic mold or mildew, or (d) any petroleum product, polychlorinated biphenyls, urea formaldehyde, radon gas, radioactive material (including any source, special nuclear, or by product material), medical waste, chlorofluorocarbon, lead or lead based product,

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and any other substance whose presence could be detrimental to the Building or the Land or hazardous to health or the environment.

including: including, but not limited to; including, without limitation; and words of similar import.

Insolvency Laws: the insolvency Laws of any state.

IRC: Internal Revenue Code of 1986, as amended.

Land: the site upon which the Building is constructed.

Landlord Insured Parties: Landlord's advisors, the managing agent of the Building and the holder of any Mortgage, in each case of whom Landlord shall have given notice to Tenant, and any other party that Landlord may reasonably designate in writing from time to time.

Landlord's Representatives: Landlord's affiliates, shareholders, partners, directors, officers, employees, agents and representatives.

Laws: all present and future laws, ordinances (including zoning ordinances and land use requirements), regulations, orders and recommendations (including those made by any public or private agency having authority over insurance rates).

Lease Year: a period of twelve (12) consecutive months commencing on the Lease Commencement Date, and each successive twelve (12) month period thereafter; provided, however, that if the Lease Commencement Date is not the first day of a month, then the second Lease Year shall commence on the first day of the month in which the first anniversary of the Lease Commencement Date occurs.

Mortgages: all mortgages, deeds of trust, ground leases or other security instruments which may now or hereafter encumber any portion of the Building or the Land.

Operating Charges: all expenses, charges and fees incurred by or on behalf of Landlord in connection with the management, operation, ownership, maintenance, servicing, insuring and repair, including the following: (1) electricity, gas, water, HVAC (including chilled condenser water), sewer and other utility and service costs, charges and fees (including any tap fees and connection and switching fees) of every type and nature; (2) premiums, deductibles (to the extent reasonable and customary) and other charges for insurance; (3) management fees of not more than three percent (3%) of the adjusted gross revenues of the Building plus amounts that would have been received had there been no rental abatements or other concessions), and personnel costs of the Building (including all fringe benefits, workers' compensation insurance premiums and payroll taxes); (4) costs of service, equipment rental, access control, landscaping and maintenance contracts; (5) maintenance, repair and replacement expenses and supplies; (6) amortization for capital expenditures made by Landlord to reduce operating expenses or to comply with Laws imposed after the date hereof, which shall be charged in annual installments over the useful life of the items for which such costs are incurred together with interest, each calendar year such costs are charged to Operating Charges, on the unamortized balance at an interest rate of one percent (1%) in excess of the Prime Rate in effect on January 1 of each

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calendar year; (7) charges for janitorial and cleaning services and supplies; (8) any business, professional or occupational license tax payable by Landlord with respect to the Building and any association fees; (9) intentionally omitted; (10) sales, use and personal property taxes payable in connection with tangible personal property and services purchased for and used in connection with the Building; (11) reasonable third party accounting and audit fees relating to the determination of Operating Charges (and tenants' proportionate shares thereof) and the preparation of statements required by tenant leases; (12) expenses incurred in connection with concierge services provided to the Building (if any); (13) special assessments, fees, penalties and other charges and costs for transit, transit encouragement traffic reduction programs, or any similar purpose; (14) payments required in connection with a reciprocal easement or similar agreement to which the Landlord is bound; (15) any other expense incurred by Landlord in arm's-length transactions in connection with maintaining, repairing or operating the Building; (16) costs and expenses for the maintenance and operation of parking areas and facilities and other parking arrangements for the Building, the Office Buildings and/or the Project, for the transportation demand management program therefor, and for the maintenance and operation of shuttle bus and other transportation programs or facilities therefor, including pursuant to the CC&Rs, the Disposition and Development Agreement or the Development Agreement; (17) the Building's allocated share (as determined by Landlord) of certain expenses which are incurred for all Office Buildings or are incurred on a Project-wide basis including, without limitation, costs in connection with (a) landscaping, (b) utility, parking facilities and road maintenance and repairs, (c) operation of parking areas, facilities and arrangements, (d) security, (e) signage installation, replacement and repair, (f) the fair market rental value of any management office (of reasonable and customary size), and any fitness facilities, conference facilities or other amenity centers located within the Project which are available for use by the tenants within the Office Buildings (the "**Common Area Amenities**"), (g) all costs of operating, maintaining, repairing and replacing the Common Area Amenities and the equipment or furniture used in any portion of any Common Area Amenities (to the extent not offset by separate membership or usage fees imposed by Landlord), and (h) real property taxes or assessments (and other impositions of the type which constitute Real Estate Taxes when levied in respect of the Building), if and to the extent not included by Landlord within "Real Estate Taxes", except for Excluded Taxes (as defined below in the definition of Real Estate Taxes); and (18) all common area expenses and any and all other operating, management and other amounts imposed under the CC&Rs and allocable to the Building. Notwithstanding any provision contained in this Lease to the contrary, Operating Charges shall not include: (i) Real Estate Taxes; (ii) principal or interest payments on any Mortgage; (iii) the costs of special services and utilities separately charged to particular tenants of the Building; (iv) ground lease payments; (v) advertising and promotional expenses directly relating to leasing; (vi) costs for which Landlord is reimbursed by insurance proceeds or from tenants of the Building (other than such tenants' regular contributions to Operating Charges); (vii) costs directly and solely related to the maintenance and operation of the entity that constitutes the Landlord, such as accounting fees incurred solely for the purpose of reporting Landlord's financial condition; (viii) costs of repairs, replacements or other work occasioned by fire, windstorm or other casualty, or the exercise by governmental authorities of the right of eminent domain (except a commercially reasonable deductible); (ix) leasing commissions, attorney's fees, costs, disbursements and other expenses incurred by Landlord or its agents in connection with negotiations for leases with tenants, other occupants or prospective tenants or other occupants of the Building, and similar costs incurred in connection with disputes with

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DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 and/or enforcement of any leases with tenants, other occupants, or prospective tenants or other occupants of the Building; (x) tenant allowances, tenant concessions, and other costs and expenses (including permit, license and inspection fees) incurred in connection with completing, �xturing, furnishing, renovating or otherwise improving, decorating or redecorating leased premises for tenants or other occupants, or vacant, leasable space in the Building, including space planning/interior architecture fees and/or engineering for same; (xi) costs or expenses (including �nes, penalties and legal fees) incurred due to the violation (as compared to compliance costs) by Landlord, its agents, any tenant (other than Tenant) or other occupant of the Building of any terms and conditions of this Lease or of the leases of other tenants in the Building, and/or of any valid applicable Laws that would not have been incurred but for such violation by Landlord, its agent, tenant, or other occupant, it being intended that each party shall be responsible for the costs resulting from its violation of such leases and Law; (provided that reasonable attorneys’ fees to enforce rules and regulations for the Building shall be included in Operating Charges); (xii) penalties for any late payment by Landlord, including taxes and equipment leases; (xiii) compensation paid to clerks, attendants or other persons in commercial concessions (such as a snack bar, restaurant or newsstand, but not including Building amenities such as a �tness center or the parking facilities); (xiv) Landlord’s contributions to charitable organizations; (xv) costs of correcting defects, including any allowances for same, in the original construction ofthe Building; (xvi) costs in connection with services (including electricity), items or other bene�ts of a material type which are not available to Tenant without speci�c charge therefor, but which are provided to another tenant or occupant of the Building, whether or not such other tenant or occupant is speci�cally charged therefor by Landlord; (xvii) costs or expenses for sculpture, paintings or other works of art, including costs incurred with respect to the purchase, ownership, leasing, showing, promotion, securing, repair and/or maintenance of same, other than normal building decorations customary in buildings comparable to the Building; (xviii) costs arising from the presence of Hazardous Materials in, about or below the Land or the Building (including any Hazardous Materials brought to, deposited on or disposed of at the Building by Landlord or Landlord’s Agents, but excluding those Hazardous Materials utilized in connection with the operation, maintenanceand repair of the Building in the ordinary course and those brought, deposited or disposed of by Tenant or Tenant’s Agents with respect to its use or occupancy of space in the Building); (xix) reserves of any kind, including, but not limited to replacement reserves, and reserves for bad debts or lost rent or any similar charge not involving the payment of money to third parties, with the exception of reserves for expenses for anticipated expenses and which reserves are applied to Operating Charges in the same calendar year; (xx) the cost of capital repairs or improvements (except as set forth in clause (6) above); and (xxi) any insurance deductible (A) that relates to any casualty damage to the Building or the Project that results in the termination of this Lease and (B) in excess of One Hundred Thousand Dollars ($100,000) per occurrence; provided that Landlord shall be allowed to include any deductible in excess of One Hundred Thousand Dollars ($100,000) to the extent the amount of the deductible over One Hundred Thousand Dollars ($100,000) is amortized over the useful life of the improvement to which such deductible relates. Parking Facility: the parking areas and facilities and other parking arrangements for the Project from time to time provided pursuant to or as permitted by the CC&RS, including such valet arrangements. if any, as may be provided or permitted pursuant thereto. \VES’I"281263358.| I 384477-004056 6

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 Permitted Recipient: the officers, partners and senior level employees of Tenant who are involved in lease administration, Tenant’s certi�ed public accountants who have responsibilities related to Operating Charges, Tenant’s attorney if involved in the dispute, any employees of Tenant’s auditor involved with the review, or any person or entity to whom disclosure is required by applicablejudicialor governmental authority. Prime Rate: the prime rate published in the Money Rates section ofthe Wall Street Journal, Proposed Sublease Commencement Date: the anticipated commencement date of the proposed assignment, subletting or other transaction. Proposed Sublet Space: the area proposed to be assigned, sublet or otherwise encumbered Real Estate Taxes: (1) all ofthe real estate taxes and assessments imposed upon or with respect to the Building and the Project and all of the real estate taxes and assessments imposed on the land and improvements comprising the Building and the Project; (2) any tax on the rent, right to rent or other income from the Building and the Project, or any portion thereof, or as against the business of leasing the Building and the Project, or any portion thereof; (3) any assessment, tax, fee, levy or c arge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledgec by Tenant and Landlord that Proposition 13 (“Proposition 13”) was adopted by the voters of he State of California in the June 1978 election and that assessments, taxes, fees, levies and c arges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants, and, in further recognition of the decrease in the level and quality of governmental services and amenities as a result of Proaosition 13, Real Estate Taxes shall also include any governmental or private assessments or the contribution by the Building or the Project towards a governmental or private cost-sharing agreement for the purpose of augmenting or improving the quality of services and amenities normally provided by governmental agencies: (4) any assessment, tax, fee, levy, or charge allocaale to or measured by the area of the Premises, the tenant improvements in the Premises, or the Rent payable hereunder, including, without limitation, any business or gross income tax, gross receipts tax or excise tax with respect to the receipt of such rent, or upon or with respect 0 the possession, leasing, operating, management, maintenance, alteration, repair, Lise or occupancy by Tenant ofthe Premises, or any portion thereof; (5) Any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises; and (6) reasonable expenses (including reasonable at orneys’ and consultants’ fees and court costs) incurred in reviewing, protesting or seeking a reduction or abatement of, or defending or otherwise participating in any challenge to, real estate taxes, whether or not such protest or reduction is ultimately successful (provided, however, that such review, protest, or redtrction attempt is undertaken in good faith by Landlord with the reasonable expectation to reduce Real Estate Taxes for the Building). Landlord reserves the right to bill Tenant directly, rather than include in “Real Estate Taxes,” the amount of taxes attributable to any above-standard improvements constructed by or for Tenant in the Premises, Real Estate Taxes shall not include any inheritance, transfer, estate, gift, franchise, corporation, net income or net pro�ts tax assessed against Landlord from the operation ofthe Building, or any interest charges or penalties incurred as a result of Landlord’s failure to timely pay Real Estate WESTQSI 262358 | l 384471004056 7

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 Taxes (provided that if the taxing authority permits a taxpayer to elect to pay in installments, then, for purposes of determining the amount of Real Estate Taxes, all interest charges shall be deemed Real Estate Taxes), and any tax or assessment expense in excess of the amount that would be payable if such tax or assessment expense were paid in installments over the longest allowable term (collectively, the “Excluded Taxes"). Reconciliation Statement: a reasonably detailed written statement showing (1) Tenant’s Proportionate Share of Operating Charges and Real Estate Taxes incurred during the preceding calendar year and (2) the aggregate amount ochnant’s estimated payments made on account of Operating Charges and Real Estate Taxes during such year. Structural and System Alterations: any Alteration that will or may necessitate any changes, replacements or additions to the load—bearing or exterior walls, non—drop ceilings, partitions (load-bearing or non-demising), columns or �oor, or to the �re protection, water, sewer, electrical, mechanical, plumbing, HVAC or other base building systems, of the Premises or the Building Tenant Items: all non-Building standard supplemental heating, ventilation and air conditioning equipment and systems serving exclusively the Premises and any special tenant areas, facilities and �nishes, any special �re protection equipment, any telecommunications, security, data, computer and similar equipment, cabling and wiring, kitchen/galley equipment and �xtures, all other furniture, furnishings, equipment and systems of Tenant and all Alterations, in each case installed in the Premises by or on behalf ofTenant: Tenant’s Sublease Request Notice: a notice to Landlord containing: the identity ofa proposed assignee, subtenant or other party and its business; the terms of the proposed assignment, subletting or other transaction (including a copy of the proposed document for same); the Proposed Sublease Commencement Date; the Proposed Sublet Space; �nancial statements for the prior two (2) years certi�ed by an authorized of�cer of Tenant or a certi�ed public accounting �rm, or other evidence of �nancial responsibility of such proposed assignee, subtenantto other party; and a certi�cation executed by Tenant and such party stating whether or not any premium or other consideration is being paid for the assignment, sublease or other transaction. Tenant’s Work: As de�ned in Exhibit B. Trustee: a trustee-in-bankruptcy ofTenant under a Case. WHS'I \1 8 I 262358 ll 3X4477»UU4056 8

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 EXHIBIT A PLAN SHOWING PREMISES WES'I'\281202358.1| 384471004056 A—l

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1

EXHIBIT B

WORK AGREEMENT

This Exhibit is attached to and made a part of that certain Lease Agreement dated as of July 5, 2018 (the "**Lease**"), by and between COLUMBIA REIT – UNIVERSITY CIRCLE, LP, a Delaware limited partnership ("**Landlord**") and FINJAN HOLDINGS, INC., a Delaware corporation ("**Tenant**"). Terms used but not defined in this Exhibit shall have the meaning ascribed to them in the Lease.

1. Tenant's Authorized Representative. Tenant designates Rebecca Galdos ("**Tenant's Authorized Representative**") as the person authorized to represent Tenant in issues related to this Exhibit.

2. Tenant's Work. Landlord shall not have any obligation whatsoever to perform any work to prepare the Premises for Tenant's use and occupancy, and the Premises shall be delivered to Tenant in "AS-IS" condition. All of the work to be performed in initially finishing and completing the Premises (including installation and refurbishment of built-in and moveable furniture systems, cabling, acquisition and installation of computer, telephone and other operating systems, including HVAC) (collectively, "**Tenant's Work**") shall be performed by Tenant pursuant to this Exhibit B and Article IX (and all other applicable provisions including insurance, damage and indemnification provisions) of the Lease and such work shall be deemed to be Alterations for all purposes of the Lease; provided, however, that all such work involving structural, electrical, mechanical, glass/glazing, fire protection or plumbing work, the heating ventilation and air conditioning system of the Premises or the Building, including (without limitation) all pipes, ducts and conduits for the mechanical, electrical and plumbing systems, and involving the roof of the Building shall, at Landlord's election, be performed by Landlord's designated contractor or subcontractor at Tenant's expense (provided the cost therefor is reasonable and competitive). Landlord shall provide no Building standard items to the Premises. Tenant acknowledges that Tenant's Work is being accomplished for its own account, Landlord having no responsibility or obligation in respect thereof, except for Landlord's obligation to provide the Tenant Improvement Allowance.

3. Costs.

(a) For any work involving the mechanical, electrical and plumbing ("**MEP**") systems of the Building, Tenant shall retain such architect, engineer and contractor that Landlord designates for such MEP work, provided that such architect, engineer or contractor is then available to perform the work and Landlord provides at least two (2) or more options for any such architect, engineer or contractor designated by Landlord. Tenant shall execute a separate agreement between Tenant and such architect, engineer or contractor with respect to such services and pay such architect, engineer or contractor directly. All amounts payable by Tenant to Landlord pursuant to this Exhibit shall be considered additional rent subject to the provisions of the Lease.

(b) Landlord shall provide Tenant an allowance (the "**Improvements Allowance**") in the amount specified in Section 1.10 of the Lease to which this Exhibit is

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DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 attached. The Improvements Allowance is provided in order to help Tenant �nance the cost of Tenant's Work. Landlord shall have no duty to advance any portion of the Improvements Allowance until satisfaction of the following conditions: (i) if required by the City, a certi�cate of occupancy or sign off by the City on the �nal permit for Tenant’s Work; (ii) execution and delivery by Tenant ofthe Certi�cate attached to the Lease as Exhibit D; (iii) receipt by Landlord of a certi�cate of completion from Tenant's architect and lien waivers from Tenant‘s contractors and subcontractors and any other documentation to extinguish liens customarily provided in the State of California; (iv) there is then no Event of Default under the Lease; and (v) Landlord shall have approved both �nal plans and working drawings for such tenant improvements and the quality ofthe materials to be installed in the Premises. Upon written request ofTenant, Landlord shall reimburse Tenant for reasonable expenses incurred by Tenant in constructing such tenant improvements to the extent of the Improvements Allowance, provided: (A) such request is accompanied by a copy of the invoice for such expenses marked "paid"; (B) copies of all contracts, bills, vouchers, change orders and other information relating to the expenses for which reimbursement is being sought as may reasonably be requested by Landlord shall be made available to Landlord by Tenant; (C) the work and materials for which payment is requested are in complete accordance with the �nal working drawings approved by Landlord, if the work involves the construction of alterations or improvements requiring a building permit and working drawings are required for such work, as opposed to new carpet, paint and other cosmetic alterations; (D) the work for which payment is requested has been performed both by a contractor and in accordance with a construction contract approved by Landlord, if the work involves the construction of alterations or improvements requiring a building permit and working drawings are required for such work, as opposed to new carpet, paint and other cosmetic alterations; and (E) the work and materials for which payment is requested have been physically incorporated into the Premises, free of any security interest, lien or encumbrance fully in accordance with Article IX of the Lease. Notwithstanding anything above to the contrary, Landlord shall have the right to apply portions of the Improvements Allowance against reasonable, out—of-pocket costs and expenses incurred by Landlord in reviewing, approving and inspecting any required alterations to the Building Structure and Systems (but not for the routine review of plans for Tenant’s Work not affecting Building Structure and Systems), including any engineering expenses incurred by Landlord, and Landlord shall not be required to reimburse Tenant for any invoice received after the two hundred seventieth (270th) day after the Lease Commencement Date (it being understood that such 270-day time frame shall be extended by one day for each day of any delay to the design or construction of Tenant’s Work caused by an event of force majeure). Any unused portion of the Improvements Allowance may be applied by Tenant to offset Base Rent due and payable under the Lease upon written notice to Landlord of such election, but only for Base Rent becoming due during the period within two hundred seventy (270) days after the Lease Commencement Date, as such time frame may be extended by any delays to the design or construction ofTenant’s Work caused by an event offorce majeure. 4. Approval. All plans and drawings (and changes thereto) shall be subject to Landlord's written approval, which approval may be withheld or granted in Landlord’s sole and absolute discretion with respect to plans and drawings related to structural Alterations (as set forth in Section 9.2 ofthe Lease) and those non-structural Alterations which are visible from the exterior of the Premises or for which a building permit is required, which approval shall not be unreasonably withheld, conditioned or delayed with respect to plans and drawings related to all other non-structural Alterations. Such approval shall not constitute either (a) approval of any WES I \28I2613i8 II 384477004056 B—2

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1

delay caused by Tenant or a waiver of any right or remedy that may arise as a result of such delay, or (b) Landlord's representation that such approved plans, drawings or changes comply with all Laws. Any deficiency in design or construction, although same had prior approval of Landlord, shall be solely the responsibility of Tenant. All materials and equipment furnished by Tenant shall be new or like-new and all work shall be done in a first class and workmanlike manner.

5. General Requirements.

(a) If the work involves the construction of alterations or improvements requiring a building permit and working drawings are required for such work, as opposed to new carpet, paint and other cosmetic alterations, then Tenant's construction shall proceed only on the basis of the Final Construction Drawings. Changes that occur during actual construction that differ from same shall require alterations at Tenant's expense to restore compliance with the Final Construction Drawings. No drawings are considered "approved" unless they bear Landlord's signature of approval. Tenant will be responsible for paying for Landlord's review of documents based on the actual out-of-pocket costs paid by Landlord to third parties.

(b) Landlord shall have no obligation or responsibility to Tenant in respect of minor deviations in the actual dimensions of the Premises. Tenant shall have the affirmative obligation to conduct an on-site verification of all measurements and dimensions prior to letting any contracts for the performance of Tenant's Work and prior to ordering the fabrication of any trade fixtures.

(c) Upon Landlord's approval of the Final Construction Drawings, Tenant shall submit the following to Landlord:

1. Names of general contractor (including main office name, address, phone and fax, and, as soon as it becomes available, project manager name, direct phone, fax, cell phone and email address, superintendent and field supervisor name, direct phone, job phone, cell phone, fax and email address) and all subcontractors (with full contact information for office and field supervision as listed above for general contractor), all of which shall be subject to Landlord's approval;

2. Proof of financial ability;

3. Contractor's/subcontractors' bond if the total cost of Tenant's Work is in excess of $150,000 and reasonably required by Landlord for any Alterations other than the Tenant's Work;

4. Tenant/contractor insurance coverage;

5. Payment for Tenant's Work to be performed by Landlord at Tenant's expense, if applicable;

6. Copy of building permit(s);

7. Completion schedule from Tenant's contractor;

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8. Proof of utility application/deposit to Landlord; and

9. Evidence of approval from Landlord's insurance company for work to be performed within Premises.

10. Written acknowledgment by Tenant's contractor that the Rules and Procedures for Contractors attached as Schedule II to this Exhibit B shall be adhered to during the performance of Tenant's Work.

6. Time for Commencement and Completion of Tenant's Work. Tenant will commence construction of Tenant's Work at a time and in a manner reasonably approved by Landlord, and will perform and complete Tenant's Work in compliance with such commercially reasonable and standard rules and regulations as Landlord and its architect and contractor, or contractors, may make.

7. Non-Interference. Any construction or other work that produces excessive noise or otherwise interferes with other tenants of the Building shall be performed at times other than Building Hours. Landlord may stop any construction or other work that unreasonably interferes with the activities of other tenants of the Building during Building Hours.

8. Obligations of Tenant Before Lease Term Begins. Tenant shall perform promptly such of its monetary and other obligations contained in this Exhibit and the Lease as are to be performed by it whether the same accrue before or after the Lease Commencement Date.

9. Completion of Tenant's Work. At such time as Tenant's Work shall be completed, Tenant, at its sole cost and expense and without cost to Landlord shall:

(a) Furnish evidence satisfactory to Landlord that all of Tenant's Work has been completed and paid for in full (and such work has been accepted by Landlord), that any and all liens therefor that have been or might be filed have been discharged of record (by payment, bond, order of a court of competent jurisdiction or otherwise) or waived, and that no security interests relating thereto are outstanding;

(b) Reimburse Landlord for the cost of any Tenant's Work done for Tenant by Landlord if and only to the extent the cost of such work is in excess of any remaining portion of the Tenant Improvement Allowance that has not already been paid out or applied in accordance with this Work Agreement;

(c) Furnish to Landlord all certifications and approvals with respect to Tenant's Work that may be required from any governmental authority and any board of fire underwriters or similar body for the use and occupancy of the Premises;

(d) Furnish Landlord with two (2) sets of complete "as built" drawings (including, but not limited to, mechanical, electrical, plumbing, fire-protection, fire-alarm and architectural as-built drawings) and CADD files of the Premises, if drawings were required for the improvements;

(e) Furnish to Landlord the insurance required by Article XIII of the Lease;

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DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 (t) Furnish an af�davit from Tenant's architect certifying that all work performed in the Premises is in accordance with the Construction Drawings approved by Landlord, if drawings were required for the improvements; (g) Furnish all guaranties and/or warranties in accordance with this Exhibit; and (h) Furnish a certified HVAC Test and Balance Report (reasonably satisfactory to Landlord) for the construction of any improvements related to the HVAC system. 10. Work Standards. All of Tenant's Work shall be done and installed in compliance with all Laws and with the overall design and construction standards ofthe Building. 11. Permits. As expeditiously as possible, Tenant shall file any and all applications, plans and speci�cations, and pay for any all fees and obtain all permits, certi�cates and other approvals required by the jurisdiction in which the Building is located and any other authorities havingjurisdiction in connection with the commencement and completion of Tenant's Work, and diligently and in good faith pursue same so that all permits and approvals are issued as soon as practicable. If minor modi�cations are at any time required by government authorities to any such plans or speci�cations, then Tenant shall make such modi�cations. Tenant shall permit Landlord to assist Tenant in obtaining all such permits and other items. Tenant shall obtain all governmental approvals required for the completion of the Tenant’s Work. Copies of all building permits and approvals are to be forwarded to Landlord. 12, Contractor Insurance. Tenant's contractors and subcontractors shall be required to provide, in addition to the insurance required of Tenant pursuant to Article XIII of the Lease, the following types of insurance: (a) Builder's Risk Insurance. At all times during the period between the commencement of construction of Tenant's Work and the date (the “Opening Date”) on which the Tenant’s Work is completed, Tenant shall maintain, or cause to be maintained, casualty insurance in Builder's Risk Form covering Landlord, Landlord's architects, Landlord's contractor or subcontractors, if applicable, Tenant and Tenant's contractors, as their interest may appear, against loss or damage by �re, vandalism, and malicious mischief and other such risks as are customarily covered by the so—called "broad form extended coverage endorsement" upon all Tenant's Work in place and all materials stored at the site of Tenant's Work, and all materials, equipment, supplies and temporary structures of all kinds incident to Tenant's Work and builder's machinery, tools and equipment, all while forming a part of, or on the Premises, or when adjacent thereto, while on drives, sidewalks, streets or alleys, all on a completed value basis for the full insurable value at all times. Said Builder's Risk Insurance shall contain an express waiver of any right of subrogation by the insurer against Landlord, its agents, employees and contractors. (b) Worker's Compensation. At all times during the period of construction of Tenant's Work, Tenant's contractors and subcontractors shall maintain in effect statutory worker's compensation as required by thejurisdiction in which the Building is located. \VEST\281262358 ll 384471004056 B—5

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 13. Contractor Liability. Tenant’s indemnity and insurance obligations under the Lease shall apply with respect to the construction oftbe Tenant’s Work and any claims or causes of action arising therefrom. l4. Coordination. Tenant shall schedule and coordinate with Landlord the construction of Tenant‘s Work (and the means and times of access to and from the Premises by Tenant and Tenant's contractors, subcontractors, deliverymen and agents) so as not to unreasonably interfere with the normal operations of the Building or the operations of or construction for other tenants in the Building. All use of elevators is subject to scheduling by Landlord and governmental restrictions. 15. Roof. Landlord retains the sole right to disallow any and all roof penetrations by Tenant and roof installation of equipment and/or structures by Tenant. 16. Loads. Except for pictures and other normal works of art, no item shall be mounted on or hung from the interior or exterior of the Building by Tenant without Landlord's prior written approval. If Tenant desires to mount or hang anything other than standard decorative items, Tenant shall notify Landlord of the loads involved and shall pay all costs involved. 17. M. Tenant shall permit Landlord or its agent to install, maintain, repair and replace in the ceiling space and/or under the concrete slab, adjacent to demising partitions and free standing columns, electrical, water or other lines and/0r ducts that may be required to serve the Common Areas or others in the Building. 18. Contractor Responsibilities. It shall be Tenant's responsibility to cause each of Tenant's contractors and subcontractorsto: (a) Maintain continuous protection of any premises adjacent to the Premises in such a manner (including the use of lights, guardrails, barricades and dust—proof partitions where required) as to prevent any damage to said adjacent premises by reason of the performance ofTenant's Work. (b) Secure all parts of Tenant's Work against accident, storm, and any other hazard. However, no barricades or other protective device shall extend more than two (2) feet beyond the Premises. In addition to the foregoing, Tenant's barricade or other protective device shall be attractive in appearance, shall extend across the frontage and full height of the Premises and shall be of materials approved by Landlord. Such partition shall not interfere with Landlord's completion of Common Areas ofthe Building. (c) If Tenant's construction is not complete so that the public is protected, Landlord at its sole discretion may require Tenant to shield the Premises from the public View, or Landlord may erect a temporary barrier across the entire storefront and charge Tenant the reasonable. out-of—pocket cost of such barrier. (d) Comply strictly with the Rules and Regulations and Procedures set forth in Exhibit B-11. and Tenant agrees to be responsible for any violations thereof. WEsTomeuss ll 3844777004056 13—6

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1

(e) Remove and dispose of, at Tenant's sole cost and expense, at least daily and more frequently as Landlord may reasonably direct, all debris and rubbish caused by or resulting from Tenant's Work, and upon completion, to remove all temporary structures, surplus materials, debris and rubbish of whatever kind remaining on any part of the Building or in proximity thereto which was brought in or created in the performance of Tenant's Work (including stocking refuse). If at any time Tenant's contractors and subcontractors shall neglect, refuse or fail to remove any debris, rubbish, surplus materials, or temporary structures, Landlord at its sole option may remove the same at Tenant's expense without prior notice.

(f) Use only the Premises for the performance of Tenant's Work. Entry into areas unrelated to the performance of Tenant's Work is prohibited.

(g) Guarantee that the work done by it will be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof. Tenant shall also require that any such contractors and subcontractors shall be responsible for the replacement or repair without charge for any and all work done or furnished by or through such contractors or subcontractors which becomes defective within one (1) year after completion. Replacement or repair of such work shall include, without charge, all expenses and damages in connection with such removal, replacement, or repair of all or any part of such work, or any part of the Building which may have been damaged or disturbed thereby. All warranties or guarantees as to materials or workmanship or with respect to Tenant's Work shall be contained in the contract or subcontract, which shall provide that said guarantees or warranties shall inure to the benefit of both Landlord and Tenant and be directly enforceable by either of them. Tenant covenants to give to Landlord any assignment or other assurance necessary to effect such right of direct enforcement.

19. Utilities. In connection with utility service to the Premises, all applications, deposits, installation charges and arrangement for the same (except those provided by Landlord) shall be the sole responsibility of Tenant. From and after the Lease Commencement Date, all utility charges shall be paid pursuant to the terms of the Lease.

Initials of:

Landlord: DS RD ____________

Tenant: ____________

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DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 EXHIBIT B SCHEDULE I RULES AND PROCEDURESFOR CONTRACTORS [Attached] WEST\281262358.11 384477-004056 B—8

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1

Columbia Property Trust

UNIVERSITY CIRCLE
CONSTRUCTION RULES

The following requirements have been developed to ensure that modifications or improvements to the building and/or building systems and equipment are completed to building standards while maintaining a level of safety consistent with industry standards. The review of tenant plans and/or specifications by COLUMBIA REIT – UNIVERSITY CIRCLE, LP, a Delaware limited partnership ("Landlord") and its insurers, consultants or other representatives, does not imply that any plans so reviewed comply with applicable laws, ordinances, codes, standards or regulations. Nor does Landlord's review or approvals imply that any work is to be performed at Landlord's expense.

Landlord has the explicit right to remove from the project any person who does not comply with these rules after one day's notice.

I. **GENERAL:**

A. No work will be performed until the Landlord has received two (2) sets of signed and sealed drawings and specifications and has given written approval.

B. All modifications to the building or to the building systems and equipment must comply with site, federal and local codes and ordinances.

C. Prior to the work commencing, a building permit must be obtained and displayed and a certificate of insurance from the contractor must be furnished to the Landlord naming the following as additional insureds or as stipulated for the specific property:

Columbia REIT – University Circle, LP
Columbia REIT – University Circle GP, LLC
Columbia Property Trust Operating Partnership, L.P.
Columbia Property Trust, Inc.

D. At the completion of the work, the contractor shall furnish to the Landlord one (1) set of reproducible drawings, two (2) sets of blue-line prints and one complete CADD.DWG disk file showing the final as-built construction work performed.

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DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 E. The contractor must notify the Landlord of all work scheduled and must provide the Landlord with a list names and contact information of all contractor personnel working in the buildings. F. The contractor must furnish the Landlord with a list of all subcontractors including emergency phone, email, and/or pager numbers prior to commencing the work. G. The contractor must provide an on—site project superintendent at all times that construction work is undenrvay. This supervisor must be knowledgeable of the project’s scope of work and have adequate on— site reference materials including plans, specifications and MSDS information on all materials used in the performance of the work. H. All workers must be dressed appropriately when working in an occupied building. Shirts must be worn at all times. No shorts are permitted. No sleeveless shirts or shirts with offensive logos. I, All carts must be furnished with pneumatic tires and rubber bumpers, J. Smoking is not allowed in any occupied building. K. The use of radios is prohibited. L. Prior to the start of work, all blinds must be raised and bagged, all windowsills and other base building components must be adequately protected and the protection must be maintained. Workers must not stand on windowsills or other building components. M, Any work that requires access to another tenant‘s space must first be coordinated through the landlord. Any additional costs of security or building engineering services required due to contractor’s work [or during the performance of the contractor’s work] shall be charged to the contractor. N. Dumping of construction debris into building drains, mop sinks, trash dumpsters, etc. is strictly prohibited. If this does occur, the contractor shall be charged 200% of the cost of clearing any drain, including administrative time, where evidence of this is found. 0. Base building restrooms within the construction area will be available for use by the contractor unless landlord dedicates an alternate location. Contractor shall be responsible for any damage to the restrooms and from cleaning and stocking during construction. All other base building restrooms shall be locked and are not to be used by construction personnel. WEST\281262358.11 384477-004056 3-10

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 Use of building stairwells for moving construction materials and construction personnel shall be limited to the stairwell designated by Landlord The contractor shall repair all existing public area finishes disturbed by the new tenant work or damaged by the contractors or subcontractor's personnel. There is to be no verbal contact or comments between the building tenants, their employees, clients or guests and the contractor’s personnel. No loud work will be performed from 6:00 am to 7:00 pm Monday through Friday, or 9:00am — 1:00pm on Saturday that will disturb or inconvenience any existing tenants in the building (e.g. core drilling, shooting track, noxious odors, etc.). The Landlord must pre-approve any work that entails noise, vibration or noxious odors, Examples of work that is considered disturbing is core drilling, track shooting, track hanging, wall framing, drywall installation, any kind of drilling into the concrete floor, noxious odors, demo work, debris removal, concrete floor scraping, and welding. Any roof related work must be performed by the roofing contractor designated by the Landlord. The contractor shall immediately report all accidents to the Landlord in writing after first notifying the Landlord by telephone. Landlord shall approve manufacture of lockset and key cores for compatibility with building master keying system. ll. LIFE SAFETY: Contractor shall furnish Landlord one set of sprinkler shop drawings once they are completed by subcontractor and ready for submittal to the Fire Marshall. Once approved by the Fire Marshall, the contractor shall furnish Landlord one set of the approved sprinkler shop drawings. Contractor will not disconnect, tamper with, delete, obstruct, relocate, or expand any life safety equipment, except as indicated on drawings approved by the Landlord. Contractor shall not interfere with or delay any other inspections scheduled prior to Contractors inspections or testing. WEST\281262358.1l 3844777004056 B—ll

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 The contractor must take necessary precautions to prevent accidental fire alarms. Any fees or costs charged to the Landlord by the local fire department that arise from accidental fire alarms caused by the contractor will be paid by the contractor. The Landlord strongly suggests that, during any work that increases the likelihood of an accidental fire alarm such as demolition or sprinkler work, a person approved by the Landlord be designated to “watch” the fire alarm panel, Any unit or device temporarily incapacitated will be red-tagged ”Out of Service" and the Landlord will be alerted prior to the temporary outage. See attached “Guidelines for Managing Construction Project Fire Protection Impairment". The base building fire alarm system shall monitor all tenant installed special fire extinguisher/alarm detection systems. The connections to the base building fire alarm system will be at the tenant’s expense. All Tenant installed fire alarm initiation and notification devices that connect with the base building fire alarm system shall match the base building system and be approved by the Landlord. All connections to the building’s existing fire alarm system are to be made only by the subcontractor specified by the Landlord. All fire alarm testing will be scheduled at least 72 hours in advance with the Landlord and must occur after normal business hours if the building is occupied. Combustible and hazardous materials are not allowed to be stored in the building without prior written approval of the Landlord. Material safety data sheets on all materials to be stored in the building must be kept on site and a copy submitted to the Landlord. Dust protection of smoke detectors must be installed and removed each day (if operational). Dust protection is required during construction to avoid false fire alarms and damaging of detector system. Filter media must be installed over all return air paths to any equipment rooms prior to demolition. The media must be maintained during construction and removed a substantial completion. All buildings are to be fully protected by automatic sprinkler systems in accordance with Landlord‘s standards and specifications. WEST\28I262358.11 384477-004056 B—lZ

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 All sprinkler systems and equipment are to be designed and installed in accordance with the current standards of the National Fire Protection Association. All equipment, devices and materials used in the installation should be listed by UL and FM approved. Connections to the base building sprinkler system/standpipe riser shall be provided with a control valve and water flow alarm device. Sprinkler system control valves shall be UL Listed and FM Approved, clockwise closing, indicating valves with supervisory switches. The entire sprinkler system should be designed and installed in accordance with NFPA Pamphlet No. ‘13, 231 and 231C latest issues. Note #1: If concealed type sprinkler heads are to be utilized in office areas, the system is to be designed as an Ordinary Hazard Group 1 System. Note #2: For light hazard designed systems, the hydraulically most remote design area shall not be allowed a 40% reduction. The minimum design area shall be 1500 square feet. Must use FM Globe’s hot work and impairment procedures and coordinate through the Building Management Office in advance. All corrective work to the fire alarm system due to the contractor’s work shall be charged to the contractor. PARKING — LOADING DOCK: Contractors, subcontractors and their personnel will not use the loading dock area for daytime parking without first obtaining permission from the Landlord 48 hours in advance to assure dock availability. Unauthorized vehicles will be ticketed and towed. Use of the loading dock for deliveries/trash removal must be scheduled through the Landlord. Floor protection must be used on lobby floors for deliveries. Material that does not �t into the service elevator may be delivered through a window opening with prior Landlord approval. The contractor will be required to properly remove and replace the glass and to adequately protect the window framing with prior approval from the Landlord. WEST\281262358ll 3844777004056 B—l3

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 Landlord’s designated glazing subcontractor must perform removal and replacement of exterior glass. IV. UTILITIES: Utilities (ie. electric, gas, water, telephone/cable) must not be cutoff or interrupted without 72 hour notice and written permission of the Landlord and affected tenants. SECURITY: The contractor will be responsible for controlling any keys or access cards furnished by the Landlord and will return them daily to the Landlord. The contractor will be responsible for locking any secure area made available to the contractor whenever that area is unattended. Contractors may be required to wear identification badges, in which case the badges will be issued by the Landlord to the contractor, VI. ELEVATORS: No passenger elevators will be used to move construction material or construction personnel at any time. The service elevator can be used to move construction personnel at any time during the day, provided the elevator doors are not held open. The service elevator cannot be used to move construction materials into the building during normal building operating hours unless approved in writing by Landlord. All other usage must be scheduled with the Landlord with at least 24 hours’ notice. Any costs to repair damage to the elevators including dust or dirt in machine rooms or shaft or costs for service calls resulting from the contractor’s operations will be charged to the contractor. Wall padding and floor protection must be used for the duration of the project. VII. CLEANING: The contractor will remove all trash and debris daily or as often as necessary to maintain cleanliness in the building(s). The building trash compactors or containers are not to be used for construction debris. WEST\28| 262358.11 3844777004056 13—14

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 Clean walk-off mats or other protection must be provided at door entrances where work is being performed. Carpeting shall be protected by plastic runners or hardboard as necessary to maintain cleanliness and to protect carpets from damage. Tile, granite and wood floors shall be protected from damage as necessary. Contractor will furnish a vacuum(s) with a supply of clean bags and an operatorto facilitate ongoing clean—up. Trash removal will be scheduled and coordinated with the Landlord. Contractors must remove all food cartons and related debris from the work area on a daily basis. Driveway and street cleaning by Contractor will be required when Contractor’s work has created mud or debris. Use and location of debris box must have prior Landlord approval. VIII. MECHANICAL AND ELECTRICAL WORK: Mechanical, electrical and plumbing contractors must be union. Before any new electrical or mechanical equipment is installed in the building, the contractor must submit a copy of the manufacturer’s data sheets along with complete shop drawings and submittals to the Landlord for approval. Any installation or modification to building HVAC or electrical systems must be first submitted to the Landlord for review. This includes base building systems as well as supplemental units and/or exhaust systems. The mechanical and electrical plans must be prepared by the licensed engineer and must show size and location of all supply and return grilles. We may require that the Landlord’s MEP engineer review the MEP drawings. In that event the tenant will pay for the cost of this review. We will notify the tenant prior to engaging the Landlord’s engineer. Contractors modifying ductwork, air grilles, VAV boxes, etc. must balance the air and water systems as necessary. All air balancing is to be done in the presence of the Landlord. Two copies of all balance WES'I‘QSI262358.11 3844777004056 B—IS

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 reports shall be submitted to Landlord for review and approval. Air balance or test and balance contractor shall be independent of the mechanical contractor. Any domestic or condenser water connections made to the building’s piping system, must include a high quality isolation valve, (brass bodied ball—type with stainless steel trim) and adequate system drain valves. lfthe system piping is ofa different material a dielectric union must be installed. All valves and equipment must be easily accessible; access doors are required in drywall or other fixed construction. Exhaust fans used for cooking or smoking areas may not discharge into a return ceiling plenum. Such fans will be ducted to the outside via exhaust shafts or other routes as approved the Landlord. Where independent tenant—owned air conditioning units are installed, an electric submeter must be used or a flat rate electricity charge will be paid by the Tenant based on anticipated consumption. All telecommunications and electrical systems wiring which is not to be reused, including conduit, MC cable, electric, telephone or data wiring, shall be removed from the ceiling back to the originating terminal block or panel. The installation of tenant equipment (except emergency lighting per code) on the base building emergency power supply systems is not permitted. Any existing mechanical or electrical systems and their controls that are to remain shall be properly commissioned. That is, at the beginning of the job the systems will be turned over to the contractor in working condition by the Landlord. Before beginning any work, the contractor should inspect the mechanical or electrical systems and their controls to ensure their working condition. The contractor should advise the Landlord of any noted deficiencies. At the end of the job, the contractor will be responsible for the proper operation of the mechanical and electrical systems. if the contractor fails to note any deficiencies at the outset of the job, the contractor will, nevertheless, be required to correct the problems before the Landlord accepts the system. All circuit breaker panels and transformers must be clearly and accurately identified with engraved plastic labels. All circuit breaker panels shall have a typed circuit directory card that accurately identifies the circuits. Any unused breakers shall be labeled WES’HZ 81262358 ll 384471004056 B-lG

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 as spares. All open spaces in the panel front shall be filled with approved blank off covers. All base building mechanical equipment shall be properly protected with pre—filters, dust covers etc. prior to start of work. Protection shall be removed and equipment wiped down at completion. Pre—filters shall meet a minimum performance of MERV—8 in accordance with SMACNA standards. This includes AHUs, FCUs, and FPTUs. Energy management and building control work is to be performed by Landlord’s designated subcontractor The controls system graphics must be updated to accurately depict revisions to walls terminal units and or temperature controls locations. Tenant installed equipment that supplements existing base building equipment such as VAV boxes, fire alarm devices, control work; etc. shall be identical to the existing base building equipment to facilitate warranty and maintenance operations. All concealed equipment and valves shall be located with necessary accessibility for maintenance and repair. All water filters shall have a pressure rating. No non—pressure rated assemblies are allowed. All supply lines and interconnecting tubing shall be copper. WEST\281262358.1] 384471004056 B—17

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 Noise Reduction During Construction COMMUNICATION REQUIREMENTS: Contractor will conduct weekly subcontractor meetings at the project site. Discuss in detail with the subcontractors about the noise issue and steps to be taken to improve those conditions. The General Contractor shall distribute the document below and we also will distribute the building rules and regulations. We want full participation in the meeting with the right people in attendance to make sure the message is cross communicated to all field personnel. The subs were also requested to make this the #2 item at all job-box safety meetings, right behind safety. We will continue to monitor the project with the subs and violators will either be replaced or assigned tasks that cannot produce noise. Contractor will continue to have a weekly sub meeting through the remainder of the project and this will remain a topic of discussion through completion. Below are formalized actions that must be taken on the project relative to the noise problem that the other tenants are experiencing. Please incorporate these rules in the Construction documents and send them to all subcontractors who are currently working on the project and those who will work on the project at some point in the future. These rules apply to all work done during normal business hours. II. NOISE MITIGATION STRATEGIES: All ladders must arrive on the project with carpet wrapped, or other suitable padding, on the legs so that no hard surface touches the floor. No hard wheels (steel or plastic) are allowed on the project. This includes rolling scaffold, dollies, carts, hydraulic lifts, lock boxes, etc. All wheels must be soft rubber or pneumatic. Regular housekeeping to remove debris on the floor aids in reducing noise from wheels rolling over the debris. No Radios shall be used. All cutting operations (other than hand held equipment) such as chop saws, table saws, pipe threading machines, etc. must be done over two layers of carpet, spread well outside of the cutting or threading operation, and must be done with some type of sound absorbing material overhead (old ceiling tile, insulation, etc). WEST\281262358ll 3844777004055 8—18

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 Pipe, conduit, armored cable and other metallic materials cannot be pulled through metal hangers, over metal studs, over metal duct or over ceiling grid because it not only makes noise but also vibrates the floor above. These materials must be laid into place. Materials are to be handled carefully to avoid dropped on the floor. Carpet or other soft material shall be placed under metallic materials to help absorb noise. if a carpet mat is available, tools are to be placed on the carpet mat while working in a particular area. Gang boxes shall be located strategically to minimize noise, and may not be rolled or relocated during business hours. Pipe threading machines shall be set up and used at the loading dock whenever possible, and the dock floor protected from oil stains. No threading machines may be set up in tenant space without Building Management permission. Contractor shall be responsible for preventing and cleaning up any oil stains. Existing carpet shall be left in place to help mitigate noise until necessary to demo. All Contractors are expected to cooperate with Building Engineering and Security when noise complaints have been brought to their attention. Building Management reserves the right to remove from the project contractors or personnel who repeatedly demonstrate that they are unwilling to cooperate. Building Management fully expects that the contractor provide competent supervision to oversee and implement noise mitigating measures so that we are able to minimize complaints from other tenants, and as necessary demonstrate that the project is following best practices. Chop saws, miter saws, and other power tools shall be placed over two layers of carpet approximately 6’ x 6‘ as a noise mitigating method Building Management reserves the right to mandate that noisy power tools be used after normal hours. The above rules are in addition to the normal after—hours operations like chipping, rotor hammer drilling, shooting hangers, shooting track, welding or other loud activities as described in the building's construction rules. We have all worked around tenants who have low tolerance for noise, our tenants are no different; some may require other measures to help with noise control. Extra care must be taken WESTQSI 262358 11 3844777004056 B-19

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 while carpet and or ceiling tiles are not in place to help absorb any construction noise. Contractors must work with Building Management to earn the tenants' cooperation with occasional noise problem. WEST\281262358.II 334477-004055 B—ZO

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1

EXHIBIT C

RULES AND REGULATIONS

The following rules and regulations have been formulated for the safety and well-being of all tenants of the Building. Strict adherence to these rules and regulations is necessary to guarantee that every tenant will enjoy a safe and undisturbed occupancy of its premises. Any violation of these rules and regulations by Tenant shall constitute a default by Tenant under the Lease.

1 Tenant shall not obstruct or encumber or use for any purpose other than ingress and egress to and from the Premises any sidewalk, entrance, passage, court, elevator, vestibule, stairway, corridor, hall or other part of the Building not exclusively occupied by Tenant. No bottles, parcels or other articles shall be placed, kept or displayed on window ledges, in windows or in corridors, stairways or other public parts of the Building. Tenant shall not place any showcase, mat or other article outside the Premises. Nothing may be placed on or about balcony areas, if any, of the Building without Landlord's prior written approval. Tenant shall keep all portions of the Premises which are visible from the Building's central atrium (if any) in a tasteful, neat and orderly condition characteristic of first class professional offices, so as not to be offensive to other tenants of the Building. No desks, bookcases, file cabinets and other furniture shall be placed against the glass surrounding the Building's central atrium (if any).

2 Landlord shall have the right to control and operate the public portions of the Building and the facilities furnished for common use of the tenants, in such manner as Landlord deems best for the benefit of the tenants generally. Tenant shall not permit the visit to the Premises of persons in such numbers or under such conditions as to interfere with the use and enjoyment of the entrances, corridors, elevators and other public portions or facilities of the Building by other tenants. Tenant shall coordinate in advance with Landlord's property management department all deliveries to the Building so that arrangements can be made to minimize such interference. Tenant shall not permit its employees and invitees to congregate in the elevator lobbies or corridors of the Building. Canvassing, soliciting and peddling in the Building are prohibited, and Tenant shall cooperate to prevent the same. Public corridor doors, when not in use, shall be kept closed. Nothing, including mats and trash, shall be placed, swept or thrown into the corridors, halls, elevator shafts, stairways or other public or Common Areas.

3 Tenant shall not attach, hang or use in connection with any window or door of the Premises any drape, blind, shade or screen, without Landlord's prior written consent. All awnings, drapes projections, curtains, blinds, shades, screens and other fixtures shall be of a quality, type, design and color, and shall be attached in a manner, approved in writing by Landlord. Any Tenant supplied window treatments shall be installed behind Landlord's standard window treatments so that Landlord's standard window treatments will be what is visible to persons outside the Building. Drapes (whether installed by Landlord or Tenant) which are visible from the exterior of the Building shall be cleaned by Tenant at least once a year, without notice from Landlord, at Tenant's own expense.

4 Tenant shall not use the water fountains, water and wash closets, and plumbing and other fixtures for any purpose other than those for which they were constructed, and Tenant

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DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 shall not place any debris, rubbish, rag or other substance therein (includingcoffee grounds). All damages from misuse of fixtures shall be borne by the tenant causing same. 5 Tenant shall not construct, maintain, use or operate within the Premises any electrical device, wiring or apparatus in connection with a loudspeaker system (other than an ordinary telephone and paging system) or other sound system, in connection with any excessively bright, changing, �ashing, flickering or moving light or lighting device, or in connection with any similar device or system, without Landlord‘s prior written consent. Tenant shall not construct, maintain, use or operate any such device or system outside of its Premises or within such Premises so that the same can be heard or seen from outside the Premises No �ashing, neon or search lights shall be used which can be seen outside the Premises. Only warm white lamps may be used in any fixture that may be visible from outside the Building or Premises, Tenant shall not maintain, use or operate within the Premises any space heater. 6 Tenant shall not bring any bicycle, vehicle, animal, bird or pet of any kind into the Building, except seeing eye or hearing ear dogs for handicapped persons visiting the Premises. Except while loading and unloading vehicles, there shall be no parking of vehicles or other obstructions placed in the loading dock area. 7 Except as speci�cally provided to the contrary in the Lease, Tenant shall not cook or permit any cooking on the Premises, except for microwave cooking and use of coffee machines by Tenant’s employees for their own consumption. Tenant shall not cause or permit any unusual or objectionable odor to be produced upon or emanate from the Premises. 8 Tenant shall not make any unseemly or disturbing noise or disturb or interfere with occupants of the Building, whether by the use of any musical instrument, radio, talking machine or in any other way. 9 Tenant shall not place on any floor a load exceeding the floor load per square foot which such floor was designed to carry. Landlord shall have the right to prescribe the weight, position and manner of installation of safes and other heavy equipment and �xtures. Landlord shall have the right to repair at Tenant’s expense any damage to the Premises or the Building caused by Tenant’s moving property into or out of the Premises or due to the same being in or upon the Premises or to require Tenant to do the same. Tenant shall not receive into the Building or carry in the elevators any safes, freight, furniture, equipment or bulky item except as approved by Landlord, and any such furniture, equipment and bulky item shall be delivered only through the designated delivery entrance of the Building and the designated freight elevator at designated times. Tenant shall remove promptly from any sidewalk adjacent to the Building any furniture, furnishing, equipment or other material there delivered or deposited for Tenant. Landlord reserves the right to inspect all freight to be brought into the Building. except for government classified and con�dential client materials, and to exclude from the Building all freight which violates any of these rules or the Lease. 10 Tenant shall not place additional locks or bolts of any kind on any ofthe doors or windows, and shall not make any change in any existing lock or locking mechanism therein, without Landlord’s prior written approval. At all times Tenant shall provide Landlord with a “master" key for all locks on all doors and windows Tenant shall keep doors leading to a \VEsresnmsau 384477-004056 C —2

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1

corridor or main hall closed at all times except as such doors may be used for ingress or egress and shall lock such doors during all times the Premises are unattended. Tenant shall, upon the termination of its tenancy: (a) restore to Landlord all keys and security cards to stores, offices, storage rooms, toilet rooms, the Building and the Premises which were either furnished to, or otherwise procured by, Tenant, and in the event of the loss of any keys so furnished, Tenant shall pay the replacement cost thereof; and (b) inform Landlord of the combination of any lock, safe and vault in the Premises. At Landlord's request, Landlord's then customary charge per key shall be paid for all keys in excess of two (2) of each type. Tenant's key system shall be consistent with that for the rest of the Building.

11 Except as shown in the Final Construction Drawings, Tenant shall not install or operate in the Premises any electrically operated equipment or machinery (other than standard servers, desk-top office equipment, including desk-top computers and copiers, typewriters, facsimile machines, printers or other similar equipment used in connection with standard office operations) without obtaining the prior written consent of Landlord. Landlord may condition such consent upon Tenant's payment of additional rent in compensation for the excess consumption of electricity or other utilities and for the cost of any additional wiring or apparatus that may be occasioned by the operation of such equipment or machinery. Landlord shall have the right at any time and from time to time to designate the electric service providers for the Building. Tenant shall cooperate with Landlord and such service providers and shall allow, as reasonably necessary, access to the Building's electric lines, feeders, risers, wiring and any other Building machinery. Tenant shall not install any equipment of any type or nature that will or may necessitate any changes, replacements or additions to, or changes in the use of, the water system, heating system, plumbing system, air conditioning system or electrical system of the Premises or the Building, without obtaining Landlord's prior written consent, which consent may be granted or withheld in Landlord's sole and absolute discretion. In no event shall Tenant use or permit the use of any space heaters or similar devices in the Premises. If any machine or equipment of Tenant causes noise or vibration that may be transmitted to such a degree as to be objectionable to Landlord or any tenant in the Building, then Landlord shall have the right to install at Tenant's expense vibration eliminators or other devices sufficient to reduce such noise and vibration to a level satisfactory to Landlord or to require Tenant to do the same.

12 All telephone and telecommunications services desired by Tenant shall be ordered by and utilized at the sole expense of Tenant. Unless Landlord otherwise requests or consents in writing, all of Tenant's telecommunications equipment shall be and remain solely in the Premises and the telephone closet(s) designated by Landlord. Landlord shall have no responsibility for the maintenance of Tenant's telecommunications equipment (including wiring) nor for any wiring or other infrastructure to which Tenant's telecommunications equipment may be connected. Landlord shall have the right, upon reasonable prior notice to Tenant (except in the event of an emergency), to interrupt telecommunications facilities as necessary in connection with any repairs or with installation of other telecommunications equipment. Subject to the provisions of the Lease, Tenant shall not utilize any wireless communications equipment (other than usual and customary cellular telephones), including antennae and satellite receiver dishes, at the Premises or the Building, without Landlord's prior written consent, which may be granted or withheld in Landlord's sole and absolute discretion.

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C-3

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 13 No telephone, telecommunications or other similar provider whose equipment is not then servicing the Building shall be permitted to install its lines or other equipment within or about the Building without �rst securing the prior written approval of Landlord, which approval shall not be unreasonably withheld, conditioned or delayed Landlord’s approval shall not be deemed any kind of warranty or representation by Landlord, including any warranty or representation as to the suitability, competence, or �nancial strength of the provider. Without limitation of the foregoing standards, as speci�c conditions of any consent: (i) Landlord shall incur no expense whatsoever with respect to any aspect ofthe provider’s provision of its services (including the costs of installation, materials and services); (ii) prior to commencement of any work in or about the Building by the provider, the provider shall supply Landlord with such written indemnities, insurance, �nancial statements, and such other items as Landlord reasonably determines and Landlord shall have reasonably determined that there is sufficient space in the Building for the placement ofthe necessary equipment and materials; (iii) the provider agrees to abide by such rules and regulations, building and other codes, job site rules and such other requirements as are reasonably determined by Landlord to be necessary; (iv) the provider shall agree to use existing building conduits and pipes or use building contractors (or other contractors approved by Landlord); (v) the provider shall pay Landlord such compensation as is reasonably determined by Landlord to compensate it for space used in the building for the storage and maintenance of the provider’s equipment, the fair market value of a provider’s access to the Building, and the costs which may reasonably be expected to be incurred by Landlord; (vi) the provider shall agree to deliver to Landlord detailed “as built” plans immediately after the installation of the provider’s equipment is complete; and (vii) all ofthe foregoing matters shall be documented in a written agreement between Landlord and the provider on Landlord's standard form and otherwise reasonably satisfactory to Landlord. l4 Landlord reserves the right to exclude from the Building at all times any person who does not properly identify himself to the Building management or attendant on duty. Landlord shall have the right to exclude any undesirable or disorderly persons from the Building at any time. Landlord may require all persons admitted to or leaving the Building to show satisfactory identi�ca ion and to sign a register. Tenant shall be responsible for all persons for whom it authorizes entry into the Building and shall be liable to Landlord for all acts of such persons. Landlord ms the right to evacuate the Building in the event of emergency or catastrophe or for the purpose ofholding a reasonable number of fire drills. 15 Tenan shall not permit or encourage any loitering in or about the Premises and shall not use or permit the use ofthe Premises for lodging, dwelling or sleeping. l6 Tenan , before closing and leaving the Premises at the end of each business day, shall see that all lights and equipment are turned off, including coffee machines. 17 Tenan' shall not request Landlord’s employees to perform any work or do anything outside of such employees’ regular duties without Landlord’s prior written consent. Tenant’s special requirements will be attended to only upon application to Landlord, and any such special requirements shall be billed to Tenant in accordance with the schedule of charges maintained by Land ord from time to time or as is agreed upon in writing in advance by Landlord and Tenant Tenant shall not employ any of Landlord’s employees for any purpose whatsoever without Landlord’s prior written consent. Tenant shall not employ any person or WES'I 281262358 1| 3844777004056 C ‘4

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1

entity to do janitorial work within the Premises without Landlord's prior written consent, and any and all such work shall be done in compliance with all instructions issued by Landlord or its representatives.

18 There shall not be used in any space, or in the public halls of the Building, either by any tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards. Tenant shall be responsible for any loss or damage resulting from any deliveries made by or for Tenant.

19 Tenant shall not install or permit the installation of any wiring for any purpose on the exterior of the Premises. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires or stringing of wires will be allowed without written consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord. All such work shall be effected pursuant to permits issued by all applicable governmental authorities having jurisdiction. Tenant shall not do anything, or permit anything to be done, in or about the Building, or bring or keep anything therein, that will in any way increase the possibility of fire or other casualty or obstruct or interfere with the rights of, or otherwise injure or annoy, other tenants, or do anything in conflict with the valid pertinent laws, rules, or regulations of any governmental authority.

20 Tenant acknowledges that it is Landlord's intention that the Building be operated in a manner which is consistent with the highest standards of cleanliness, decency and morals in the community which it serves. Toward that end, Tenant shall not sell, distribute, display or offer for sale any item which, in Landlord's judgment, is inconsistent with the quality of operation of the Building or may tend to impose or detract from the moral character or image of the Building. Tenant shall not use the Premises for any immoral or illegal purpose. Tenant shall cooperate with Building employees in keeping the Premises neat and clean.

21 Unless otherwise expressly provided in the Lease, Tenant shall not use, occupy or permit any portion of the Premises to be used or occupied for the storage, manufacture, or sale of liquor.

22 Tenant shall purchase or contract for waxing, rug shampooing, venetian blind washing, interior glass washing, furniture polishing, janitorial work, removal of any garbage from any dining or eating facility or for towel service in the Premises, only from contractors, companies or persons designated by Landlord. Tenant may have any such service provided within the Premises only upon prior written notice to Landlord or the Building manager in each instance, and Tenant shall provide Landlord or the Building manager with identifying information regarding each individual performing any such services, other than full-time employees of Tenant, prior to such individual's commencing work, and Tenant shall direct and cause each such individual, while in the Building and outside of the Premises, to comply with all instructions issued by Landlord or its representatives.

23 Tenant shall not remove, alter or replace the ceiling light diffusers, ceiling tiles or air diffusers in any portion of the Premises without the prior written consent of Landlord

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384477-000056
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DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 24 Tenant shall not purchase water, ice, coffee, soft drinks, towels, or other merchandise or services from any company or person whose repeated violation of Building regulations has caused, in Landlord‘s opinion, a hazard or nuisance to the Building and/or its occupants. 25 Tenant shall not use the Premises as headquarters for large scale employment of workers for other locations. 26 Landlord shall have the right, upon written notice to Tenant, to require Tenant to refrain from or discontinue any advertising by Tenant which, in Landlord’s opinion, tends to impair the reputation ofthe Building or its desirability for of�ces. 27 Tenant shall not in any manner deface any part of the Premises or the Building. Other than ordinary office decorations, no stringing of wires, boring or cutting shall be permitted except with Landlord’s prior written consent. Any �oor covering installed by Tenant shall have an under layer of felt rubber, or similar sound deadening substance, which shall not be affixed to the �oor by cement or any other non—soluble adhesive materials 28 Any installations to provide supplemental cooling for any portion ofthe Premises shall be made in such manner and using such equipment and facilities as Landlord may designate and direct, and all work relating to any such installations shall in all respects be performed at Tenant’s sole cost and expenses pursuant to plans approved in advance in writing by Landlord, and in all other respects in the manner required pursuant to the Lease. Z9 Tenant shall handle its newspapers, “office paper,” garbage, trash and other waste products in the manner required by applicable law (as the same may be amended from time to time) whether required of Landlord or otherwise and shall conform with any recycling plan instituted by Landlord. Landlord shall have no obligation to accept any waste that is not prepared for collection in accordance with any such requirements. Landlord reserves the right to require Tenant to arrange for waste collection, at Tenant’s sole cost and expense, utilizing a contractor reasonably satisfactory to Landlord, and to require Tenant to pay all costs, expenses, �nes, penalties, or damages that may be imposed on Landlord or Tenant by reason of Tenant’s failure to comply with any such requirements. If Tenant is unable to comply with Landlord’s standard procedures regarding the internal collection. sorting, separation and recycling ofwaste, then, upon reasonable advance notice to Landlord, Landlord shall use reasonable efforts to arrange for alternative procedures for Tenant, provided Tenant shall pay Landlord all additional costs incurred by Landlord with respect thereto. 30 Tenant shall not bring or keep, or permit to be brought or kept, in the Building any weapon or flammable, combustible or explosive �uid, chemical or substance, except as otherwise expressly permitted in the Lease. 3i Tenant shall comply with all workplace smoking Laws. There shall be no smoking in bathrooms, elevator lobbies, elevators, terraces, loading docks, plaza areas, and other Common Areas. 32 All wiring and cabling installed by Tenant shall be marked and coded, in a manner reasonably acceptable to Landlord. to identify such facilities as belonging to Tenant and wesms 1262358. 11 384477-004050 C -6

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 the point of commencement and termination of such facilities. All such cabling and wiring shall, at Landlord’s request, be removed by Tenant upon the expiration or termination of the Lease if required by the terms of the Lease or if applicable governmental agencies require removal of such facilities upon the termination of their use or abandonment 33 Landlord may, upon request of Tenant, waive Tenant’s compliance with any of the rules, provided that (a) no waiver shall be effective unless signed by Landlord, (b) no waiver shall relieve Tenant from the obligation to comply with such rule in the future unless otherwise agreed in writing by Landlord, (c) no waiver granted to any tenant shall relieve any other tenant from the obligation of complying with these rules and regulations, and (d) no waiver shall relieve Tenant from any liability for any loss or damage resulting from Tenant’s failure to comply with any rule. Landlord reserves the right to rescind any of these rules and make such other and further rules as in the judgment of Landlord shall from time to time be needed for the safety, protection, care, and cleanliness of the Building, the operation thereof, the preservation of good order therein, and the protection and comfort of its tenants, their agents, employees, and invitees, which rules when made and notice thereof given to a tenant shall be binding upon it in like manner as if originally herein prescribed, In the event of any con�ict or inconsistency between the terms and provisions ofthese rules, as now or hereafter in effect, and the terms and provision of the Lease, the terms and provision of the Lease shall prevaili WEST‘ZS | 263358 N 384471004056 (‘1 L.

DocuSign Envelope ID: ED3AFDCC-E7D2-4E18-B35F-152DB9DED1D1 EXHIBIT D CERTIFICATEAFFIRMJN G THE LEASE COMMENCEIVLENTDATE This Certi�cate is being provided pursuant to that certain Of�ce Lease Agreement dated as of July 5, 2018 (the “Lease”), by and between Columbia REIT — University Circle, LP, a Delaware limited partnership (“Landlord”), and FINJAN HOLDINGS, INC, a Delaware corporation (“Tenant”) The parties to the Lease desire to con�rm the following: I. The Lease Commencement Date is AZZoéﬂ‘ [ , 2018i 2. The initial Lease Term shall on 3‘) 292.? expire glQ , Attached to this Certi�cate is evidence of payment of premiums for all insurance required pursuant to the Lease. IN WITNESS WHEREOF, Landlord and Tenant have executed this Certi�cate under seal on 2018. f% g , COLUMBIA REIT 7 UNIVERSITY CIRCLE, LP, a Delaware limited partnership By: Columbia REIT A University Circle GP, LLC, a Delaware limited liability company, its general partner By: Columbia Property Trust Operating Partnership, L.P., a Delaware limited partnership, its sole member By: Columbia Property Trust. lnc.. a Maryland corporation, its general partner Name: Title: TENAN’I': FINJAN I-I LDTN , I C., a Delaware corporation . EA ] Name: N/é/fM— D~ NQ�/‘M’ C". p". O Title: . \VES'I i38l262358 I I 384471004055 D-l